Exhibit 10.50

Ameristar Casino Lake Charles, LLC f/k/a Creative Casinos of Louisiana, L.L.C.

AMENDMENT TO AGREEMENT FOR GUARANTEED MAXIMUM PRICE CONSTRUCTION SERVICES

Contract No.: LC10007	Amendment No. : 001

Contract Date: August 5, 2011	Amendment Date: 10/3/2012

Contractor: W.G. Yates & Sons Construction Company

Pursuant to this AMENDMENT NO 001 (THIS “AMENDMENT”) TO AGREEMENT FOR GUARANTEED MAXIMUM PRICE CONSTRUCTION SERVICES, DATED AS OF AUGUST 5, 2011 (THE “AGREEMENT”), the Owner and Contractor hereby agree as follows:

1.           Project Name.   Any and all references to the Project name, f/k/a Mojito Pointe, is hereby changed to read, “Ameristar Casino Resort Spa Lake Charles”.

2.           General Conditions Lump Sum.   Section 3.2 is hereby amended to add Section 3.2.13 which reads as follows:

3.2.13

The Contractor’s general requirements and general conditions expenses, which are included and separately identified within the Cost of the Work, are hereby converted to a lump sum of $11,944,307 dollars (the “General Conditions Lump Sum”). The General Conditions Lump Sum will be billed and paid in proportion to the percentage of completion actually attained by Contractor with respect to the entire Work as of the date covered by each applicable Application For Progress Payment. Owner and Contractor agree that the foregoing General Conditions Lump Sum shall remain fixed and absolute, and shall not be increased for any reason, cause or event, unless and until either (a) the Guaranteed Maximum Price is increased, pursuant to the terms hereof, to an amount in excess of $380,000,000 (the “GCLS Limit”), in which event (except as otherwise agreed to by Owner in writing) the Contractor shall be entitled only to the actual, necessary and reasonable increased general requirements and general conditions expenses required as a result of the change or event that causes the Guaranteed Maximum Price to exceed the GCLS Limit; or (b) a Force Majeure Delay results in an extension of the Guaranteed Date of Substantial Completion by more than ten (10) calendar days, in which event the Contractor shall be entitled to a reasonable increase in the General Conditions Lump Sum for such Force Majeure Delay in accordance with the procedures described in Sections 11.6.2 through 11.6.9 and Article 18 below. In this regard, the Contractor and Owner agree that, notwithstanding any provision to the contrary in this Agreement, Contractor shall not be entitled to an increase, nor shall Owner be entitled to a decrease, in the Guaranteed Maximum Price based on any alleged changes or impacts to, or any asserted increase in, the Contractor’s general requirements and general conditions expenses as reflected in the Cost of the Work, except and only to the extent that the General Conditions Lump Sum is permitted to be increased by the terms of this paragraph above. The General Conditions Lump Sum shall not be increased except by a written Change Order signed by Owner and Contractor. Except to the extent of an increase required by the terms of this paragraph, in the event the Contractor’s general requirements and general conditions expenses, as reflected in the Cost of the Work, exceed the General Conditions Lump Sum as adjusted in accordance with the Agreement, Contractor shall pay such excess costs from the following: first, from the Contractor’s Fee; and second, from its own funds; and Owner shall not be required to pay any part of such excess costs.

3.           Definitions.   Section 4.1.2 is hereby amended to read, “Each of the term “Notice to Proceed” and the term “Date of Commencement” for the Work means July 20, 2012.”

4.           Definitions.   Section 4.1.6 is hereby amended to read, “The term “Guaranteed Date of Substantial Completion” means July 20, 2014.”

5.           Format of Applications.   Section 5.2.1.2 is hereby amended to add clause (j) which reads as follows:

(j)

All Applications for Progress Payment shall: (a) include a Louisiana-based supplier/subcontractor and MBE/WBE Status Report indicating the contract number, contract value, paid-to-date value and vendor information for Louisiana-based, and/or MBE and WBE participation at all tiers of subcontractor/supplier; and (b) include evidence of MBE/WBE certification for any MBE or WBE participating in the Project with respect to which Contractor has not previously provided such certification.

6.           Lien Waivers.   (1) Conditional Waivers and Releases of Lien Upon Progress Payment shall be in the form attached hereto as Attachment #1, and is hereby incorporated by reference as Exhibit K of the Agreement; and (2) Unconditional Waivers and Releases of Liens Upon Progress Payment shall be in the form attached hereto as Attachment #2, and is hereby incorporated by reference as Exhibit L of the Agreement.

7.           Owner’s Representative.   Section 6.3 of the Agreement is hereby amended to replace Kirk England with Jack Mohn as Owner Representative.

8.           Project Schedule.   Contractor’s Gantt Chart Data Date 9-10-12 dated 9-28-12 (Summary, 2 pages; and Detail, 39 pages) attached hereto as Attachment #3, is established as the baseline Project Schedule and is hereby incorporated by reference as Exhibit B of the Agreement.

9.           Notices To Owner.   Section 25.2 is hereby amended to replace the addresses for all Notices to Owner as follows:

Ameristar Casino Lake Charles, LLC

3773 Howard Hughes Pkway Ste 490 South

Las Vegas, NV 89169

Attn: Jack Mohn, Vice President of Design and Construction

Email:  jack.mohn@ameristar.com

Facsimile No. (702) 691-9519

Telephone No. (702) 567-7175

And

Ameristar Casino Lake Charles, LLC

Site Office

Attn: Mark Schlang, Director of Design

Email:  mark.schlang@ameristar.com

Facsimile No. [to be provided]

Telephone No. (702) 630-3981  (Mobile)

With a copy to:

Ameristar Casinos, Inc.

3773 Howard Hughes Pkway Ste 490 South

Las Vegas, NV 89169

Attn: Gregory H. Cooper, Vice President of Legal Affairs

Email:  greg.cooper@ameristar.com

Facsimile No. (702) 691-9640

Telephone No. (702) 567-7140

[Remainder of Page intentionally left blank.]

MISCELLANEOUS This Amendment shall be effective as of July 16, 2012. Except as expressly amended herein, all other provisions of the Agreement shall remain in full force and effect. The Agreement, as amended by this Amendment, shall constitute the entire Agreement among the parties relating to the subject matter contained therein. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which, together, shall be one and the same instrument.

W.G. Yates & Sons Construction Company		Ameristar Casino Lake Charles, LLC f/k/a Creative Casinos of Louisiana, L.L.C.

By	/s/ Chet Nadolski	By	/s/ Thomas M. Steinbauer

Date	11.26.12	Date	12/12/12

Printed Name	Chet Nadolski	Printed Name	Thomas M. Steinbauer

Printed Title	Senior Vice President	Printed Title	Manager of Ameristar Lake Charles Holdings, LLC, sole member of Ameristar Casino Lake Charles, LLC

AMENDMENT NO 001, DATED AS OF OCTOBER 3, 2012 (THIS “AMENDMENT”) TO AGREEMENT FOR GUARANTEED MAXIMUM PRICE CONSTRUCTION SERVICES, DATED AS OF AUGUST 5, 2011 (THE “AGREEMENT”)

ATTACHMENTS TO AMENDMENT NO. 001

Attachment #1 - Conditional Waivers and Release of Lien Upon Progress Payment (1 page);

Attachment #2 - Unconditional Waivers and Releases of Liens Upon Progress Payment (1 page); and

Attachment #3 - Contractor’s Gantt Chart Data Date 9-10-12 dated 9-28-12 (Summary, 2 pages; and Detail, 39 pages)

[Begins on the next page]

CONDITIONAL WAIVER AND RELEASE UPON PROGRESS PAYMENT

Property Name:              Ameristar Casino Resort Spa Lake  Charles

Property Location:                       Lake Charles, Louisiana 70601

Undersigned’s Customer:

Invoice/Payment Application Number:

Project and Contract No.:

Payment Amount:          $

Upon receipt by the undersigned of a check in the above referenced Payment Amount payable to the undersigned, and when the check has been properly endorsed and has been paid by the bank on which it is drawn, this document becomes effective to release and the undersigned shall be deemed to waive any notice of lien, any private bond right, any claim for payment and any rights under any similar ordinance, rule or statute related to payment rights that the undersigned has on the above described Property to the following extent:

This release covers a progress payment for the work, materials and equipment furnished by the undersigned to the Property or to the Undersigned’s Customer, which are the subject of the Invoice or Payment Application, but only to the extent of the Payment Amount or such portion of the Payment Amount as the undersigned is actually paid, and does not cover any retention withheld, any items, modifications or changes pending approval, disputed items and claims, or items furnished or invoiced after the Payment Period.

Before any recipient of this document relies on it, he or she should verify evidence of payment of the undersigned. The undersigned warrants that he or she either has already paid or will use the money he or she receives from this progress payment promptly to pay in full all of his or her laborers, subcontractors, materialmen and suppliers for all work, materials and equipment that are the subject of this waiver and release.

DATED:
Company Name

By:

Its:

State of

County of
Subscribed and sworn to before me this day of

	,	20 ,	by
	Month	Year		Name of Signer

Signature of Notary Public

UNCONDITIONAL WAIVER AND RELEASE UPON PROGRESS PAYMENT

Property Name:	Ameristar Casino Resort Spa Lake Charles

Property Location:	Lake Charles, Louisiana 70601

Undersigned’s Customer:

Invoice/Payment Application Number:

Project and Contract No.:

Payment Amount:	$

The undersigned has been paid and has received a progress payment in the sum of the above referenced Payment Amount for work, materials and equipment furnished by the undersigned to the Property or to the Undersigned’s Customer and the undersigned does hereby release any mechanic’s lien, any private bond right, any claim for payment and any rights under any similar ordinance, rule or statute related to payment rights that the undersigned has on the above described Property to the following extent:

This release covers a progress payment for the work, materials and equipment furnished by the undersigned to the Property or to the Undersigned’s Customer through                             , 20          (date) and does not cover any retention withheld, any items, modifications or changes pending approval, disputed items and claims, or items furnished or invoiced after the Payment Period.

DATED:
Company Name

By:

Its:

State of

County of
Subscribed and sworn to before me this day of

	,	20 ,	by
	Month	Year		Name of Signer

Signature of Notary Public

NOTICE: THIS DOCUMENT WAIVES RIGHTS UNCONDITIONALLY AND STATES THAT YOU HAVE BEEN PAID FOR GIVING UP THOSE RIGHTS. THIS DOCUMENT IS ENFORCEABLE AGAINST YOU IF YOU SIGN IT, EVEN IF YOU HAVE NOT BEEN PAID. IF YOU HAVE NOT BEEN PAID, USE A CONDITIONAL RELEASE FORM.

Ameristar

Lake Charles, Louisiana

Creative Casinos LLC

Activity ID Activity Name Original Duration Duration % Complete Start Finish

Total 1193 39.08% 9-15-11 A 7-19-14

Milestones 727 44.36% 7-20-12 A 7-19-14

727 44.36% 7-20-12 A 7-19-14

727 44.36% 7-20-12 A 7-19-14

727 44.36% 7-20-12 A 7-19-14

727 44.36% 7-20-12 A 7-19-14

727 44.36% 7-20-12 A 7-19-14

M1 Project Start 0 100% 7-20-12 A

M2 Casino Basin/Barge Structure Complete 0 0% 7-8-13

M7 Parking Garage Complete 0 0% 8-7-13

M10 Surface Parking Complete 0 0% 3-10-14

M11 Landscape Complete 0 0% 3-10-14

M6 Porte Cochere Complete 0 0% 3-11-14

M5 West Hotel Complete 0 0% 3-13-14

M9 Golf Course Complete 0 0% 4-14-14

M3 Casino Complete 0 0% 5-27-14

M8 Spa/Pool/Clubhouse Complete 0 0% 6-2-14

M4 East Hotel Complete 0 0% 7-14-14

M12 Project Complete 0 0% 7-19-14

Design Deliverables 552 78.99% 9-15-11 A 1-3-13

552 78.99% 9-15-11 A 1-3-13

Procurement 415 42.17% 12-1-11 A 5-7-13

415 42.17% 12-1-11 A 5-7-13

Administrative 60 0% 9-10-12 11-8-12

SITE WORK 60 0% 9-10-12 11-8-12

Construction 775 6.95% 7-20-12 A 7-14-14

SITE WORK 594 17.73% 7-20-12 A 1-25-14

CASINO BASIN/BARGE 181 0% 8-27-12 A 4-8-13

CASINO 442 0% 3-12-13 5-27-14

EAST HOTEL 721 0% 8-20-12 A 7-14-14

BUFFET/BOH/CENTRAL PLANT 500 0% 11-1-12 3-15-14

2012 2013 2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 1 of 2

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration Duration % Complete Start Finish

MAIN ENTRANCE/ LOBBY/PORTE COCHERE 476 0% 11-21-12 3-11-14

PARKING GARAGE 256 0% 12-19-12 9-1-13

WEST HOTEL 575 0% 9-22-12 A 3-13-14

SPA/CLUBHOUSE/POOL 531 0% 12-22-12 6-6-14

GOLF COURSE 535 0% 10-27-12 4-14-14

SURFACE PARKING/HARDSCAPE/LANDSCAPE 150 0% 10-11-13 3-10-14

FALCONRY TRAINING AREA 150 0% 5-20-13 10-16-13

2012 2013 2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 2 of 2

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Ameristar

Lake Charles, Louisiana

Creative Casinos LLC

Activity ID Activity Name Original Duration Duration % Complete Start Finish

Total 1193 39.08% 9-15-11 A 7-19-14

Milestones 727 44.36% 7-20-12 A 7-19-14

727 44.36% 7-20-12 A 7-19-14

727 44.36% 7-20-12 A 7-19-14

727 44.36% 7-20-12 A 7-19-14

727 44.36% 7-20-12 A 7-19-14

727 44.36% 7-20-12 A 7-19-14

M1 Project Start 0 100% 7-20-12 A

M2 Casino Basin/Barge Structure Complete 0 0% 7-8-13

M7 Parking Garage Complete 0 0% 8-7-13

M10 Surface Parking Complete 0 0% 3-10-14

M11 Landscape Complete 0 0% 3-10-14

M6 Porte Cochere Complete 0 0% 3-11-14

M5 West Hotel Complete 0 0% 3-13-14

M9 Golf Course Complete 0 0% 4-14-14

M3 Casino Complete 0 0% 5-27-14

M8 Spa/Pool/Clubhouse Complete 0 0% 6-2-14

M4 East Hotel Complete 0 0% 7-14-14

M12 Project Complete 0 0% 7-19-14

Design Deliverables 552 78.99% 9-15-11 A 1-3-13

552 78.99% 9-15-11 A 1-3-13

552 78.99% 9-15-11 A 1-3-13

552 78.99% 9-15-11 A 1-3-13

552 78.99% 9-15-11 A 1-3-13

552 78.99% 9-15-11 A 1-3-13

5002r Site Access construction drawings complete 0 100% 9-15-11 A

5001r Pile design complete with approx. count 0 100% 6-1-12 A

5003r Civil/Utilities site construction access to porte co 0 100% 7-10-12 A

5023r Temporary Electrical package for site and General 0 100% 8-1-12 A

5012r MEPdesign Development drawings ready for bid 0 100% 8-1-12 A

5007r MEP Major Equipment Procurement Specification 0 100% 8-1-12 A

5024r Rebar foundation drawings for Hotel due 0 100% 8-20-12 A

5006r Barge Pre-Cast and Keel slab ready for bid 0 100% 8-22-12 A

5005r Revised Barge Basin construction drawings due 0 100% 8-24-12 A

2012 2013 2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 1 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration Duration % Complete Start Finish

5025r Keel Slab and Pilaster Package due 0 100% 8-24-12 A

5028r Conveying systems elevators/escalators due 0 100% 8-24-12 A

5004r Foundation construction drawings due all areas 0 100% 8-31-12 A

5026r Hotel Structure due all floors 0 100% 9-5-12 A

5016r Exterior cladding/finishes(Casino, Low rise, BOH, 0 0% 9-10-12*

5014r Bridge/210 access roads due 0 0% 9-10-12*

5018r Golf Course Design complete 0 0% 9-10-12*

5015r Ancillary Buildings foundations and structure due 0 0% 9-10-12*

5027r Golf Course Rough shaping and drainage due 0 0% 9-10-12*

5029r Expansion Joint Covers due 0 0% 9-10-12*

6023r Parking Garage structure bid package 0 0% 9-10-12*

6013r Remaining Civil/Utilities Phase B all areas due 0 0% 9-10-12*

5010r Revised Barge construction drawings due 0 0% 9-13-12*

5011r Structural Steel low Rise Bid Package 0 0% 9-14-12*

5009r Structural Steel Casino bid package 0 0% 9-14-12*

5013r Remaining Civil/Utilities phase A all areas due 0 0% 9-14-12*

5008r Structure through the first elevated floor(podium) 0 0% 9-14-12*

5017r Hotel tower Interior Framing and Drywall package 0 0% 9-17-12*

5031r Hollow metal frames hotel package due 0 0% 9-17-12*

6031r Hollow Metal Frames Low Rise & Casino package 0 0% 9-24-12*

5030r Low rise interior framing and drywall package due 0 0% 10-1-12*

5019r Ancillary Buildings Complete 0 0% 11-1-12*

5032r Ornamental metal fabrication package due 0 0% 11-1-12*

5033r Food Service Equipment(rough-in info required ea 0 0% 11-16-12*

5020r Exterior cladding/Finishes for Spa & Suites due 0 0% 11-17-12*

5021r Architectural/Interior construction drawings due 0 0% 12-1-12*

5034r Doors and Hardware due 0 0% 12-1-12*

5036r Low Voltage Design(conduit, boxes, and main gea 0 0% 12-1-12*

5037r Landscape design 0 0% 12-1-12*

5022r Interior Design/Finish Drawings due 0 0% 1-3-13*

Procurement 415 42.17% 12-1-11 A 5-7-13

415 42.17% 12-1-11 A 5-7-13

415 42.17% 12-1-11 A 5-7-13

Barge Procurement 155 63.23% 6-4-12 A 11-5-12

155 63.23% 6-4-12 A 11-5-12

155 63.23% 6-4-12 A 11-5-12

0299 Negotiations with precast suppliers 10 100% 6-4-12 A 9-3-12 A

0297 Precast shop Drawings for approval 35 0% 9-17-12 A 10-14-12

0298 Shop drawings approved 35 0% 9-17-12 10-21-12

2012 2013 2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 2 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration Duration % Complete Start Finish

0300 Manufacture forms/setup/procurement 20 0% 9-17-12 10-6-12

0301 Casting and cure time 30 0% 10-7-12 11-5-12

0302 Deliveries to site available to begin 0 0% 11-5-12

Concrete Basin Package 45 100% 8-24-12 A 8-27-12 A

45 100% 8-24-12 A 8-27-12 A

45 100% 8-24-12 A 8-27-12 A

0305 Change order awarded 2 100% 8-24-12 A 8-27-12 A

0304 Basin construction bid packages RE-issued (assu 0 100% 8-24-12 A

Precast-Pilings 242 100% 12-1-11 A 9-4-12 A

242 100% 12-1-11 A 9-4-12 A

242 100% 12-1-11 A 9-4-12 A

0265 Shop Drawing for Pilings 7 100% 12-1-11 A 12-30-11 A

0266 Shop Drawing Approval Pilings 10 100% 6-4-12 A 6-13-12 A

0267 Piling Fabrication Cure time 90 100% 6-19-12 A 9-4-12 A

0268 Piling delivery start 90 100% 9-4-12 A 9-4-12 A

Structural Steel 155 0% 9-15-12 2-16-13

155 0% 9-15-12 2-16-13

155 0% 9-15-12 2-16-13

0236 Structural Steel Bid Process 30 0% 9-15-12 10-14-12

0237 Shop Drawing for Structural Steel 60 0% 10-15-12 12-13-12

0238 Shop Drawing Approval Structural Steel 60 0% 10-30-12 12-28-12

0239 Structural Steel Fabrication 90 0% 11-19-12 2-16-13

0240 Structural Steel Deliveries 60 0% 12-19-12 2-16-13

Elevators 331 29.61% 8-24-12 A 4-30-13

331 29.61% 8-24-12 A 4-30-13

331 29.61% 8-24-12 A 4-30-13

0269 Shop Drawing for Elevators/Escalators 60 15% 8-24-12 A 10-30-12

0270 Shop Drawing Approval Elevators/Escalators 60 0% 9-23-12 11-21-12

0271 Elevator Fabrication 150 0% 11-22-12 4-20-13

0272 Elevator Deliveries 60 0% 3-2-13 4-30-13

Electrical Panels/Switchgear 175 0% 9-10-12 3-3-13

175 0% 9-10-12 3-3-13

175 0% 9-10-12 3-3-13

0273 Shop Drawing for Switchgear/Panels 60 0% 9-10-12 11-8-12

0274 Shop Drawing Approval Switchgear/Panels 60 0% 9-25-12 11-23-12

0275 Switchgear/Panels Fabrication 90 0% 10-5-12 1-2-13

0276 Switchgear/Panel Deliveries 60 0% 1-3-13 3-3-13

Chillers/AHU/Fan Coils 240 0% 9-10-12 5-7-13

240 0% 9-10-12 5-7-13

240 0% 9-10-12 5-7-13

2012 2013 2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 3 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration Duration % Complete Start Finish

0277 Shop Drawing for Mechanical Equipment 60 0% 9-10-12 11-8-12

0278 Shop Drawing Approval Mechanical Equipment 60 0% 10-10-12 12-8-12

0279 Mechanical Equipment Fabrication 90 0% 12-9-12 3-8-13

0280 Mechanical Equipment Deliveries 60 0% 3-9-13 5-7-13

Reinforcing steel/Embeds 110 0% 9-10-12 12-28-12

110 0% 9-10-12 12-28-12

110 0% 9-10-12 12-28-12

0281 Shop Drawing for Reinforcing Steel 60 0% 9-10-12 11-8-12

0282 Shop Drawing Approval Reinforcing Steel 60 0% 9-20-12 11-18-12

0283 Reinforcing Steel Fabrication 90 0% 9-30-12 12-28-12

0284 Reinforcing Steel Deliveries 60 0% 10-6-12 12-4-12

Administrative 60 0% 9-10-12 11-8-12

SITE WORK 60 0% 9-10-12 11-8-12

60 0% 9-10-12 11-8-12

60 0% 9-10-12 11-8-12

60 0% 9-10-12 11-8-12

60 0% 9-10-12 11-8-12

0121 Stormwater permits 47 0% 9-10-12 10-26-12

0122 Sitework permits 47 0% 9-10-12 10-26-12

0303 Foundation permits 60 0% 9-10-12 11-8-12

0306 Mobilize Office trailers set up Offices 20 0% 9-10-12 9-29-12

0310 Employees parking areas 30 0% 9-10-12 10-9-12

0311 Security measures/Guard houses in place 15 0% 9-10-12 9-24-12

0307 Employee Badging 15 0% 9-15-12 9-29-12

Construction 775 6.95% 7-20-12 A 7-14-14

SITE WORK 594 17.73% 7-20-12 A 1-25-14

594 17.73% 7-20-12 A 1-25-14

594 17.73% 7-20-12 A 1-25-14

Sitework 594 17.73% 7-20-12 A 1-25-14

594 17.73% 7-20-12 A 1-25-14

0312 Site Access road Contractor mobilization 2 100% 7-20-12 A 7-24-12 A

0313 Site Access road layout 3 100% 7-20-12 A 7-25-12 A

0314 Clear and grubb roadway station 100+32 to 112+00 7 100% 7-23-12 A 8-1-12 A

0316 Grade for Temporary road beside entrance road 3 100% 7-26-12 A 7-31-12 A

0319 Set up staging area for sand 2 100% 7-30-12 A 8-1-12 A

0327 Asphalt initial section from 110+32 to 111+46 2 100% 8-1-12 A 8-2-12 A

0315 Silt Fence along property line/entrance road 8 100% 8-1-12 A 8-2-12 A

0317 Install storm drain piping and catch basins 8 100% 8-1-12 A 8-7-12 A

0318 Undercut road from Station 100+32 to 111+46 3 100% 8-1-12 A 8-6-12 A

2012 2013 2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 4 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration Duration % Complete Start Finish

0321 Clear and grubb remainder of roadway and site 21 100% 8-1-12 A 8-10-12 A

0322 Stockpilling imported sand for road 26 100% 8-1-12 A 8-23-12 A

0226 Initial Site utilities 120 20% 8-4-12 A 1-30-13

0320 Import structural fill for roadway section 5 100% 8-6-12 A 8-13-12 A

0323 Filter cloth/grid installation /4” sock pipe 18 100% 8-6-12 A 8-22-12 A

0324 Install Sand Embankment 23 100% 8-6-12 A 8-23-12 A

0295 Test pile (pile capacity verification only) 10 100% 8-11-12 A 8-21-12 A

0326 Stone roadway 16 100% 8-17-12 A 8-31-12 A

0163 Roadways/Bridges 360 0% 1-31-13 1-25-14

CASINO BASIN/BARGE 181 0% 8-27-12 A 4-8-13

181 0% 8-27-12 A 4-8-13

181 0% 8-27-12 A 4-8-13

Structural 181 0% 8-27-12 A 4-8-13

Basin sequence 1 59 0% 8-27-12 A 11-16-12

0148 Dewatering for Basin section 1 10 100% 8-27-12 A 9-14-12 A

0146 Drive piles Section 1 30 25% 9-6-12 A 10-5-12

0149 Excavate/ slope stabilization/ mud slab section 1 20 0% 10-1-12 10-23-12

0150 Fill pipe Rough in section 1 2 0% 10-1-12 10-2-12

0145 Form Basin Slab Section 1 15 0% 10-18-12 11-3-12

0329 Reinforcing steel basin slab section 1 15 0% 10-25-12 11-10-12

0348 Set screeds/rails 8 0% 11-2-12 11-10-12

0330 Pour Basin Slab Pour 1 1 0% 11-7-12 11-7-12

0356 Pour Basin Slab Pour 2 1 0% 11-12-12 11-12-12

0366 Pour Basin Slab Pour 3 1 0% 11-16-12 11-16-12

Basin Sequence 2 52 0% 10-5-12 12-4-12

0375 Pile installation Section 2 20 0% 10-5-12 10-29-12

0393 Excavate/ slope stabilization/mud slab section 2 10 0% 10-25-12 11-5-12

0394 Fill pipe rough in Section 2 2 0% 10-25-12 10-26-12

0331 Form Basin Slab Section 2 10 0% 11-6-12 11-16-12

0332 Reinforcing steel basin slab section 2 10 0% 11-12-12 11-22-12

0333 Set screeds/rails 8 0% 11-20-12 11-28-12

0395 Pour Basin Slab Pour 4 1 0% 11-24-12 11-24-12

0396 Pour Basin Slab Pour 5 1 0% 11-29-12 11-29-12

0397 Pour Basin Slab Pour 6 1 0% 12-4-12 12-4-12

Basin Sequence 3 58 0% 10-29-12 1-4-13

0398 Pile installation Section 3 20 0% 10-29-12 11-21-12

2012 2013 2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 5 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration Duration % Complete Start Finish

0399 Excavate/Slope Stabilization/Mud Sab 15 0% 11-21-12 12-8-12

0400 Fill pipe Rough in 2 0% 11-23-12 11-26-12

0334 Form Basin Slab Section 3 10 0% 12-3-12 12-14-12

0335 Reinforcing steel basin slab section 3 10 0% 12-5-12 12-17-12

0401 Set screeds/rails 8 0% 12-14-12 12-24-12

0336 Pour Basin Slab Pour 7 1 0% 12-20-12 12-21-12

0402 Pour Basin Slab Pour 8 1 0% 12-25-12 12-26-12

0403 Pour Basin Slab Pour 9 1 0% 12-29-12 12-31-12

0404 Pour Basin Slab Pour 10 1 0% 1-3-13 1-4-13

Basin Walls Sequence 1 61 0% 10-20-12 12-29-12

0405 Deliver Basin Wall Forms 3 0% 10-20-12 10-23-12

0406 Build Wall Forms 10 0% 10-24-12 11-3-12

0337 Form Basin walls section 1 20 0% 11-8-12 11-30-12

0338 Reinforcing basin walls section 1 20 0% 11-8-12 11-30-12

0339 Pour basin walls section 1 20 0% 11-14-12 12-6-12

0377 Backfill perimeter walls 10 0% 12-19-12 12-29-12

Basin Walls Sequence 2 45 0% 12-1-12 1-22-13

0340 Form Basin walls section 2 20 0% 12-1-12 12-24-12

0341 Reinforcing basin walls section 2 20 0% 12-1-12 12-24-12

0342 Pour basin walls section 2 20 0% 12-13-12 1-4-13

0378 Backfill Perimeter Walls 10 0% 1-11-13 1-22-13

Basin Walls Sequence3 40 0% 12-25-12 2-8-13

0343 Form basin walls section 3 20 0% 12-25-12 1-16-13

0344 Reinforcing basin walls section 3 20 0% 12-25-12 1-16-13

0345 Pour basin walls section 3 20 0% 1-5-13 1-28-13

0407 Backfill Perimeter Walls 10 0% 1-29-13 2-8-13

Barge Sequence 1 64 0% 11-29-12 2-11-13

0346 Bond Breaker/Layout Keel Slab 3 0% 11-29-12 12-1-12

0349 Rebar /Embeds in Keel 24 0% 12-3-12 12-29-12

0350 Erect precast 18 0% 12-17-12 1-5-13

0351 Billge/Ballast Piping 10 0% 12-31-12 1-10-13

0352 Electrical Rough in 10 0% 12-31-12 1-10-13

0353 Rebar/Form Pillasters 18 0% 1-2-13 1-22-13

0354 Pour Finish Keel Slab/Pilasters 5 0% 1-23-13 1-28-13

0355 Install wafer panels 10 0% 1-29-13 2-8-13

0357 Pour/Finish Deck 10 0% 1-31-13 2-11-13

2012 2013 2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 6 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration Duration % Complete Start Finish

Barge Sequence 2 69 0% 12-21-12 3-11-13

0358 Bond Breaker/Layout Keel Slab 3 0% 12-21-12 12-25-12

0359 Rebar /Embeds in Keel 24 0% 12-31-12 1-26-13

0360 Erect precast 18 0% 1-14-13 2-2-13

0361 Billge/Ballast Piping 10 0% 1-28-13 2-7-13

0362 Electrical Rough in 10 0% 1-28-13 2-7-13

0363 Rebar/Form Pillasters 18 0% 1-30-13 2-19-13

0364 Pour Finish Keel Slab/Pilasters 5 0% 2-20-13 2-25-13

0365 Install wafer panels 10 0% 2-26-13 3-8-13

0367 Pour/Finish Deck 10 0% 2-28-13 3-11-13

Barge Sequence3 81 0% 1-4-13 4-8-13

0347 Bond Breaker/Layout Keel Slab 3 0% 1-4-13 1-8-13

0368 Rebar /Embeds in Keel 24 0% 1-28-13 2-23-13

0369 Erect precast 18 0% 2-11-13 3-2-13

0370 Billge/Ballast Piping 10 0% 2-25-13 3-7-13

0371 Electrical Rough in 10 0% 2-25-13 3-7-13

0372 Rebar/Form Pillasters 18 0% 2-27-13 3-19-13

0373 Pour Finish Keel Slab/Pilasters 5 0% 3-20-13 3-25-13

0374 Install wafer panels 10 0% 3-26-13 4-5-13

0376 Pour/Finish Deck 10 0% 3-28-13 4-8-13

CASINO 442 0% 3-12-13 5-27-14

442 0% 3-12-13 5-27-14

442 0% 3-12-13 5-27-14

442 0% 3-12-13 5-27-14

442 0% 3-12-13 5-27-14

0241 Preliminary steel superstructure erection on Barge 25 0% 3-12-13 4-5-13

0151 Float barges in basin 20 0% 4-9-13 4-28-13

0152 Erect remaining barge superstructure(33% compl 70 0% 4-29-13 7-7-13

0153 Barge exterior cladding/finishes/roofing 90 0% 6-16-13 9-13-13

0154 MEP rough ins 120 0% 7-6-13 11-2-13

0157 Interior Framing 90 0% 7-6-13 10-3-13

0172 Wiremold Floor installation/Topping slab 45 0% 8-20-13 10-3-13

0158 Drywall 60 0% 9-14-13 11-12-13

0155 Ceilings 90 0% 9-19-13 12-17-13

0156 Kitchen Equipment 90 0% 11-3-13 1-31-14

0159 Millwork 90 0% 11-13-13 2-10-14

0160 Tile 60 0% 12-28-13 2-25-14

0161 Remaining interior finishes/theming 120 0% 1-12-14 5-11-14

0162 Carpet 30 0% 4-12-14 5-11-14

2012 2013 2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 7 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration Duration % Complete Start Finish

0164 Slot Bases 30 0% 4-27-14 5-26-14

0165 Clean/Punch 15 0% 4-27-14 5-11-14

0166 install slots/gaming equipment/FFE 30 0% 4-27-14 5-26-14

0167 TCO/Training/ Turnover facility 20 0% 5-8-14 5-27-14

EAST HOTEL 721 0% 8-20-12 A 7-14-14

Foundations 68 0% 8-20-12 A 11-12-12

68 0% 8-20-12 A 11-12-12

Structural 68 0% 8-20-12 A 11-12-12

68 0% 8-20-12 A 11-12-12

0225 Drive Piles from TT-TM and T14 line 20 25% 8-20-12 A 9-22-12

0227 Drive Piles from TM-TA 28 0% 9-24-12 10-19-12

0229 Rock from TT-TM 6 0% 9-24-12 9-28-12

0286 Seal Slab TT-TM 2 0% 9-24-12 9-25-12

0287 TR-6 Shearwall cap 8 0% 9-25-12 10-2-12

0288 Pile caps from TT-TM 10 0% 10-3-12 10-11-12

0233 Rock from TM-TA 5 0% 10-19-12 10-24-12

0289 Seal Slab TM-TE 2 0% 10-24-12 10-25-12

0291 Elevator Cap 8 0% 10-26-12 11-2-12

0293 Seal Slab 2 0% 10-26-12 10-27-12

0292 Pile Caps TM-TE 2 0% 11-2-12 11-3-12

0294 Pile Caps TE-TA 8 0% 11-5-12 11-12-12

Podium level (1st floor) 670 0% 10-12-12 6-28-14

670 0% 10-12-12 6-28-14

Structural 64 0% 10-12-12 12-11-12

Pour 1 22 0% 10-12-12 11-1-12

0296 Form Deck TT-TM 11 0% 10-12-12 10-22-12

0304 MEP rough in thru deck 4 0% 10-13-12 10-17-12

0305 Rebar/Embeds on deck 10 0% 10-17-12 10-25-12

0308 Place and Finish Deck 1 0% 10-26-12 10-26-12

0309 Columns/Verticals to next level 6 0% 10-26-12 11-1-12

Pour 2 22 0% 11-12-12 12-1-12

408 Form Deck TM-TG3 9 0% 11-12-12 11-20-12

409 MEP rough in thru deck 4 0% 11-14-12 11-17-12

410 Rebar/Embeds on deck 10 0% 11-16-12 11-26-12

411 Place and Finish Deck 1 0% 11-26-12 11-27-12

412 Columns/Verticals to next level 6 0% 11-27-12 12-1-12

Pour 3 22 0% 11-20-12 12-11-12

413 Form Deck TG3-TA 11 0% 11-20-12 11-30-12

414 MEP rough in thru deck 4 0% 11-22-12 11-26-12

415 Rebar/Embeds on deck 10 0% 11-24-12 12-4-12

2012 2013 2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 8 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration Duration % Complete Start Finish

416 Place and Finish Deck 1 0% 12-4-12 12-5-12

417 Columns/Verticals to next level 6 0% 12-5-12 12-11-12

Exterior Finishes 513 0% 2-19-13 6-12-14

513 0% 2-19-13 6-12-14

419 Exterior Framing 12 0% 2-19-13 3-1-13

425 Exterior Sheating 12 0% 2-20-13 3-4-13

431 InstallWindows/Doors 12 0% 2-22-13 3-5-13

481 Waterproofing 12 0% 2-25-13 3-7-13

482 Stucco scratch coat 15 0% 3-7-13 3-21-13

483 Stucco intermediate coat 15 0% 3-14-13 3-28-13

484 Stucco Final coat 8 0% 5-31-14 6-7-14

485 Caulking/sealing 10 0% 5-31-14 6-10-14

486 Balcony Flooring?? 10 0% 5-31-14 6-10-14

487 Handrails 8 0% 6-5-14 6-12-14

488 Final Paint/Touch up 6 0% 6-6-14 6-11-14

Interior Finishes 120 0% 3-10-14 6-28-14

120 0% 3-10-14 6-28-14

418 Interior Finishes 120 0% 3-10-14 6-28-14

Loft Level 609 0% 12-11-12 7-2-14

609 0% 12-11-12 7-2-14

Structural 16 0% 12-11-12 12-25-12

Pour 1 16 0% 12-11-12 12-25-12

436 Form Deck 5 0% 12-11-12 12-15-12

437 MEP rough in thru deck 2 0% 12-12-12 12-14-12

438 Rebar/Embeds on deck 4 0% 12-15-12 12-19-12

439 Place and Finish Deck 1 0% 12-19-12 12-20-12

440 Columns/Verticals to next level 6 0% 12-20-12 12-25-12

Exterior Finishes 522 0% 3-1-13 7-2-14

522 0% 3-1-13 7-2-14

894 Exterior Framing 12 0% 3-1-13 3-13-13

895 Exterior Sheating 12 0% 3-4-13 3-14-13

896 InstallWindows/Doors 12 0% 3-6-13 3-16-13

897 Waterproofing 12 0% 3-7-13 3-19-13

898 Stucco scratch coat 15 0% 3-21-13 4-4-13

899 Stucco intermediate coat 15 0% 3-28-13 4-11-13

900 Stucco Final coat 8 0% 5-23-14 5-31-14

901 Caulking/sealing 10 0% 5-31-14 6-10-14

902 Balcony Flooring?? 10 0% 6-10-14 6-19-14

903 Handrails 8 0% 6-19-14 6-26-14

904 Final Paint/Touch up 6 0% 6-26-14 7-2-14

2012 2013 2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 9 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration Duration % Complete Start Finish

Interior Finishes 36 0% 3-19-13 4-20-13

36 0% 3-19-13 4-20-13

460 Interior Finishes 36 0% 3-19-13 4-20-13

Second Level 643 0% 11-1-12 6-24-14

643 0% 11-1-12 6-24-14

Structural 94 0% 11-1-12 1-28-13

Pour 1 24 0% 11-1-12 11-23-12

420 Form Deck 15 0% 11-1-12 11-15-12

421 MEP rough in thru deck 4 0% 11-3-12 11-7-12

422 Rebar/Embeds on deck 10 0% 11-6-12 11-15-12

423 Place and Finish Deck 1 0% 11-15-12 11-16-12

424 Columns/Verticals to next level 8 0% 11-16-12 11-23-12

Pour 2 24 0% 12-26-12 1-17-13

426 Form Deck 15 0% 12-26-12 1-8-13

427 MEP rough in thru deck 4 0% 12-27-12 12-31-12

428 Rebar/Embeds on deck 10 0% 12-31-12 1-8-13

429 Place and Finish Deck 1 0% 1-9-13 1-9-13

430 Columns/Verticals to next level 8 0% 1-9-13 1-17-13

Pour Strip 6 0% 1-23-13 1-28-13

432 Form Pour Strip 3 0% 1-23-13 1-25-13

433 Reinforce Pour strip 2 0% 1-25-13 1-26-13

434 Place and Finish Strip 1 0% 1-28-13 1-28-13

Exterior Finishes 502 0% 3-13-13 6-24-14

502 0% 3-13-13 6-24-14

905 Exterior Framing 12 0% 3-13-13 3-23-13

906 Exterior Sheating 12 0% 3-15-13 3-26-13

907 InstallWindows/Doors 12 0% 3-16-13 3-28-13

908 Waterproofing 12 0% 3-19-13 3-29-13

909 Stucco scratch coat 15 0% 4-4-13 4-18-13

910 Stucco intermediate coat 15 0% 4-11-13 4-25-13

911 Stucco Final coat 8 0% 5-16-14 5-23-14

912 Caulking/sealing 10 0% 5-23-14 6-2-14

913 Balcony Flooring?? 10 0% 6-2-14 6-11-14

914 Handrails 8 0% 6-11-14 6-19-14

915 Final Paint/Touch up 6 0% 6-19-14 6-24-14

Interior Finishes 120 0% 4-22-13 8-10-13

120 0% 4-22-13 8-10-13

435 Interior Finishes 120 0% 4-22-13 8-10-13

Third Level 553 0% 1-17-13 6-17-14

553 0% 1-17-13 6-17-14

2012

2013

2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 10 of 39 YATES CONSTRUCTION

Remaining Work Milestone 9-28-12 Data Date 9-10-12

Activity ID Activity Name Original Duration Duration % Complete Start Finish

Structural 16 0% 1-17-13 1-31-13

Pour 1 16 0% 1-17-13 1-31-13

441 Form Deck 5 0% 1-17-13 1-22-13

442 MEP rough in thru deck 2 0% 1-18-13 1-21-13

443 Rebar/Embeds on deck 4 0% 1-22-13 1-25-13

444 Place and Finish Deck 1 0% 1-25-13 1-26-13

445 Columns/Verticals to next level 6 0% 1-26-13 1-31-13

Exterior Finishes 482 0% 3-25-13 6-17-14

482 0% 3-25-13 6-17-14

916 Exterior Framing 12 0% 3-25-13 4-4-13

917 Exterior Sheating 12 0% 3-26-13 4-6-13

918 InstallWindows/Doors 12 0% 3-28-13 4-8-13

919 Waterproofing 12 0% 3-29-13 4-10-13

920 Stucco scratch coat 15 0% 4-18-13 5-2-13

921 Stucco intermediate coat 15 0% 4-25-13 5-9-13

922 Stucco Final coat 8 0% 5-9-14 5-16-14

923 Caulking/sealing 10 0% 5-16-14 5-26-14

924 Balcony Flooring?? 10 0% 5-26-14 6-4-14

925 Handrails 8 0% 6-4-14 6-11-14

926 Final Paint/Touch up 6 0% 6-11-14 6-17-14

Interior Finishes 36 0% 7-15-13 8-16-13

36 0% 7-15-13 8-16-13

475 Interior Finishes 36 0% 7-15-13 8-16-13

Fourth Level 545 0% 1-17-13 6-10-14

545 0% 1-17-13 6-10-14

Structural 51 0% 1-17-13 3-5-13

Pour 1 19 0% 1-17-13 2-4-13

447 Form Deck 10 0% 1-17-13 1-26-13

448 MEP rough in thru deck 4 0% 1-18-13 1-22-13

449 Rebar/Embeds on deck 10 0% 1-21-13 1-30-13

450 Place and Finish Deck 1 0% 1-30-13 1-31-13

451 Columns/Verticals to next level 4 0% 1-31-13 2-4-13

Pour 2 19 0% 2-1-13 2-19-13

452 Form Deck 10 0% 2-1-13 2-9-13

453 MEP rough in thru deck 4 0% 2-2-13 2-6-13

454 Rebar/Embeds on deck 10 0% 2-5-13 2-14-13

455 Place and Finish Deck 1 0% 2-14-13 2-14-13

456 Columns/Verticals to next level 4 0% 2-15-13 2-19-13

Pour Strip 6 0% 2-28-13 3-5-13

457 Form Pour Strip 3 0% 2-28-13 3-2-13

2012

2013

2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 11 of 39 YATES CONSTRUCTION

Remaining Work Milestone 9-28-12 Data Date 9-10-12

Activity ID Activity Name Original Duration Duration % Complete Start Finish

458 Reinforce Pour strip 2 0% 3-2-13 3-5-13

459 Place and Finish Strip 1 0% 3-5-13 3-5-13

Exterior Finishes 462 0% 4-4-13 6-10-14

462 0% 4-4-13 6-10-14

927 Exterior Framing 12 0% 4-4-13 4-16-13

928 Exterior Sheating 12 0% 4-6-13 4-17-13

929 InstallWindows/Doors 12 0% 4-8-13 4-19-13

930 Waterproofing 12 0% 4-10-13 4-20-13

931 Stucco scratch coat 15 0% 5-2-13 5-16-13

932 Stucco intermediate coat 15 0% 5-9-13 5-23-13

933 Stucco Final coat 8 0% 5-1-14 5-8-14

934 Caulking/sealing 10 0% 5-9-14 5-17-14

935 Balcony Flooring?? 10 0% 5-19-14 5-27-14

936 Handrails 8 0% 5-28-14 6-4-14

937 Final Paint/Touch up 6 0% 6-4-14 6-10-14

Interior Finishes 60 0% 7-29-13 9-21-13

60 0% 7-29-13 9-21-13

477 Interior Finishes 60 0% 7-29-13 9-21-13

Fifth Level 518 0% 2-4-13 6-2-14

518 0% 2-4-13 6-2-14

Structural 49 0% 2-4-13 3-21-13

Pour 1 17 0% 2-4-13 2-19-13

461 Form Deck 8 0% 2-4-13 2-11-13

462 MEP rough in thru deck 4 0% 2-6-13 2-9-13

463 Rebar/Embeds on deck 8 0% 2-7-13 2-14-13

464 Place and Finish Deck 1 0% 2-15-13 2-15-13

465 Columns/Verticals to next level 4 0% 2-15-13 2-19-13

Pour 2 17 0% 2-19-13 3-6-13

466 Form Deck 8 0% 2-19-13 2-26-13

467 MEP rough in thru deck 4 0% 2-20-13 2-23-13

468 Rebar/Embeds on deck 8 0% 2-22-13 3-1-13

469 Place and Finish Deck 1 0% 3-1-13 3-2-13

470 Columns/Verticals to next level 4 0% 3-2-13 3-6-13

Pour Strip 6 0% 3-15-13 3-21-13

471 Form Pour Strip 3 0% 3-15-13 3-19-13

472 Reinforce Pour strip 2 0% 3-19-13 3-20-13

473 Place and Finish Strip 1 0% 3-20-13 3-21-13

Exterior Finishes 442 0% 4-16-13 6-2-14

442 0% 4-16-13 6-2-14

938 Exterior Framing 12 0% 4-16-13 4-26-13

2012

2013

2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 12 of 39 YATES CONSTRUCTION

Remaining Work Milestone 9-28-12 Data Date 9-10-12

Activity ID Activity Name Original Duration Duration % Complete Start Finish

939 Exterior Sheating 12 0% 4-17-13 4-29-13

940 InstallWindows/Doors 12 0% 4-19-13 4-30-13

941 Waterproofing 12 0% 4-22-13 5-2-13

942 Stucco scratch coat 15 0% 5-16-13 5-30-13

943 Stucco intermediate coat 15 0% 5-23-13 6-6-13

944 Stucco Final coat 8 0% 4-24-14 5-1-14

945 Caulking/sealing 10 0% 5-1-14 5-10-14

946 Balcony Flooring?? 10 0% 5-10-14 5-20-14

947 Handrails 8 0% 5-20-14 5-27-14

948 Final Paint/Touch up 6 0% 5-28-14 6-2-14

Interior Finishes 60 0% 8-16-13 10-10-13

60 0% 8-16-13 10-10-13

479 Interior Finishes 60 0% 8-16-13 10-10-13

Sixth Level 493 0% 2-20-13 5-26-14

493 0% 2-20-13 5-26-14

Structural 49 0% 2-20-13 4-6-13

Pour 1 17 0% 2-20-13 3-7-13

491 Form Deck 8 0% 2-20-13 2-27-13

492 MEP rough in thru deck 4 0% 2-21-13 2-25-13

493 Rebar/Embeds on deck 8 0% 2-23-13 3-2-13

494 Place and Finish Deck 1 0% 3-2-13 3-4-13

495 Columns/Verticals to next level 4 0% 3-4-13 3-7-13

Pour 2 17 0% 3-6-13 3-22-13

496 Form Deck 8 0% 3-6-13 3-14-13

497 MEP rough in thru deck 4 0% 3-8-13 3-12-13

498 Rebar/Embeds on deck 8 0% 3-11-13 3-18-13

499 Place and Finish Deck 1 0% 3-18-13 3-19-13

500 Columns/Verticals to next level 4 0% 3-19-13 3-22-13

Pour Strip 6 0% 4-1-13 4-6-13

501 Form Pour Strip 3 0% 4-1-13 4-3-13

502 Reinforce Pour strip 2 0% 4-3-13 4-5-13

503 Place and Finish Strip 1 0% 4-5-13 4-6-13

Exterior Finishes 422 0% 4-26-13 5-26-14

422 0% 4-26-13 5-26-14

949 Exterior Framing 12 0% 4-26-13 5-8-13

950 Exterior Sheating 12 0% 4-29-13 5-9-13

951 InstallWindows/Doors 12 0% 5-1-13 5-11-13

952 Waterproofing 12 0% 5-2-13 5-14-13

953 Stucco scratch coat 15 0% 5-30-13 6-13-13

954 Stucco intermediate coat 15 0% 6-6-13 6-20-13

2012

2013

2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 13 of 39 YATES CONSTRUCTION

Remaining Work Milestone 9-28-12 Data Date 9-10-12

Activity ID Activity Name Original Duration Duration % Complete Start Finish

955 Stucco Final coat 8 0% 4-16-14 4-24-14

956 Caulking/sealing 10 0% 4-24-14 5-3-14

957 Balcony Flooring?? 10 0% 5-3-14 5-13-14

958 Handrails 8 0% 5-13-14 5-20-14

959 Final Paint/Touch up 6 0% 5-20-14 5-26-14

Interior Finishes 60 0% 9-4-13 10-29-13

60 0% 9-4-13 10-29-13

703 Interior Finishes 60 0% 9-4-13 10-29-13

Seventh Level 468 0% 3-7-13 5-17-14

468 0% 3-7-13 5-17-14

Structural 49 0% 3-7-13 4-22-13

Pour 1 17 0% 3-7-13 3-23-13

504 Form Deck 8 0% 3-7-13 3-14-13

505 MEP rough in thru deck 4 0% 3-9-13 3-13-13

506 Rebar/Embeds on deck 8 0% 3-11-13 3-19-13

507 Place and Finish Deck 1 0% 3-19-13 3-19-13

508 Columns/Verticals to next level 4 0% 3-20-13 3-23-13

Pour 2 17 0% 3-22-13 4-6-13

509 Form Deck 8 0% 3-22-13 3-29-13

510 MEP rough in thru deck 4 0% 3-25-13 3-28-13

511 Rebar/Embeds on deck 8 0% 3-26-13 4-2-13

512 Place and Finish Deck 1 0% 4-3-13 4-3-13

513 Columns/Verticals to next level 4 0% 4-3-13 4-6-13

Pour Strip 6 0% 4-17-13 4-22-13

514 Form Pour Strip 3 0% 4-17-13 4-19-13

515 Reinforce Pour strip 2 0% 4-19-13 4-20-13

516 Place and Finish Strip 1 0% 4-22-13 4-22-13

Exterior Finishes 402 0% 5-8-13 5-17-14

402 0% 5-8-13 5-17-14

960 Exterior Framing 12 0% 5-8-13 5-18-13

961 Exterior Sheating 12 0% 5-10-13 5-21-13

962 InstallWindows/Doors 12 0% 5-11-13 5-23-13

963 Waterproofing 12 0% 5-14-13 5-24-13

964 Stucco scratch coat 15 0% 6-13-13 6-27-13

965 Stucco intermediate coat 15 0% 6-20-13 7-4-13

966 Stucco Final coat 8 0% 4-9-14 4-16-14

967 Caulking/sealing 10 0% 4-16-14 4-25-14

968 Balcony Flooring?? 10 0% 4-25-14 5-5-14

969 Handrails 8 0% 5-5-14 5-13-14

970 Final Paint/Touch up 6 0% 5-13-14 5-17-14

2012

2013

2014

J J A S O N D J F M A M J J AS O N D J F M A M J J A

Actual Work Critical Remaining Work Page 14 of 39 YATES CONSTRUCTION

Remaining Work Milestone 9-28-12 Data Date 9-10-12

Activity ID Activity Name Original Duration Duration % Complete Start Finish

Interior Finishes 60 0% 9-23-13 11-16-13

60 0% 9-23-13 11-16-13

734 Interior Finishes 60 0% 9-23-13 11-16-13

Level Eight 443 0% 3-23-13 5-10-14

443 0% 3-23-13 5-10-14

Structural 49 0% 3-23-13 5-8-13

Pour 1 17 0% 3-23-13 4-8-13

517 Form Deck 8 0% 3-23-13 3-30-13

518 MEP rough in thru deck 4 0% 3-25-13 3-28-13

519 Rebar/Embeds on deck 8 0% 3-27-13 4-3-13

520 Place and Finish Deck 1 0% 4-3-13 4-4-13

521 Columns/Verticals to next level 4 0% 4-4-13 4-8-13

Pour 2 17 0% 4-8-13 4-23-13

522 Form Deck 8 0% 4-8-13 4-15-13

523 MEP rough in thru deck 4 0% 4-9-13 4-12-13

524 Rebar/Embeds on deck 8 0% 4-11-13 4-18-13

525 Place and Finish Deck 1 0% 4-18-13 4-19-13

526 Columns/Verticals to next level 4 0% 4-19-13 4-23-13

Pour Strip 6 0% 5-2-13 5-8-13

527 Form Pour Strip 3 0% 5-2-13 5-4-13

528 Reinforce Pour strip 2 0% 5-6-13 5-7-13

529 Place and Finish Strip 1 0% 5-7-13 5-8-13

Exterior Finishes 382 0% 5-20-13 5-10-14

382 0% 5-20-13 5-10-14

971 Exterior Framing 12 0% 5-20-13 5-30-13

972 Exterior Sheating 12 0% 5-21-13 6-1-13

973 InstallWindows/Doors 12 0% 5-23-13 6-3-13

974 Waterproofing 12 0% 5-24-13 6-5-13

975 Stucco scratch coat 15 0% 6-27-13 7-11-13

976 Stucco intermediate coat 15 0% 7-4-13 7-18-13

977 Stucco Final coat 8 0% 4-2-14 4-9-14

978 Caulking/sealing 10 0% 4-9-14 4-18-14

979 Balcony Flooring?? 10 0% 4-18-14 4-28-14

980 Handrails 8 0% 4-28-14 5-5-14

981 Final Paint/Touch up 6 0% 5-5-14 5-10-14

Interior Finishes 60 0% 10-11-13 12-5-13

60 0% 10-11-13 12-5-13

735 Interior finishes 60 0% 10-11-13 12-5-13

Ninth Level 418 0% 4-8-13 5-3-14

418 0% 4-8-13 5-3-14

2012

2013

2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 15 of 39 YATES CONSTRUCTION

Remaining Work Milestone 9-28-12 Data Date 9-10-12

Activity ID Activity Name Original Duration Duration % Complete Start Finish

Structural 49 0% 4-8-13 5-23-13

Pour 1 17 0% 4-8-13 4-24-13

530 Form Deck 8 0% 4-8-13 4-16-13

531 MEP rough in thru deck 4 0% 4-10-13 4-13-13

532 Rebar/Embeds on deck 8 0% 4-12-13 4-19-13

533 Place and Finish Deck 1 0% 4-19-13 4-20-13

534 Columns/Verticals to next level 4 0% 4-20-13 4-24-13

Pour 2 17 0% 4-23-13 5-9-13

535 Form Deck 8 0% 4-23-13 4-30-13

536 MEP rough in thru deck 4 0% 4-25-13 4-29-13

537 Rebar/Embeds on deck 8 0% 4-26-13 5-4-13

538 Place and Finish Deck 1 0% 5-4-13 5-4-13

539 Columns/Verticals to next level 4 0% 5-6-13 5-9-13

Pour Strip 6 0% 5-18-13 5-23-13

540 Form Pour Strip 3 0% 5-18-13 5-21-13

541 Reinforce Pour strip 2 0% 5-21-13 5-23-13

542 Place and Finish Strip 1 0% 5-23-13 5-23-13

Exterior Finishes 362 0% 5-30-13 5-3-14

362 0% 5-30-13 5-3-14

982 Exterior Framing 12 0% 5-30-13 6-11-13

983 Exterior Sheating 12 0% 6-1-13 6-12-13

984 InstallWindows/Doors 12 0% 6-3-13 6-14-13

985 Waterproofing 12 0% 6-5-13 6-15-13

986 Stucco scratch coat 15 0% 7-11-13 7-25-13

987 Stucco intermediate coat 15 0% 7-18-13 8-1-13

988 Stucco Final coat 8 0% 3-25-14 4-1-14

989 Caulking/sealing 10 0% 4-2-14 4-10-14

990 Balcony Flooring?? 10 0% 4-11-14 4-19-14

991 Handrails 8 0% 4-21-14 4-28-14

992 Final Paint/Touch up 6 0% 4-28-14 5-3-14

Interior Finishes 60 0% 10-30-13 12-24-13

60 0% 10-30-13 12-24-13

738 Interior finishes 60 0% 10-30-13 12-24-13

Tenth Level 393 0% 4-24-13 4-25-14

393 0% 4-24-13 4-25-14

Structural 49 0% 4-24-13 6-8-13

Pour 1 17 0% 4-24-13 5-9-13

543 Form Deck 8 0% 4-24-13 5-1-13

544 MEP rough in thru deck 4 0% 4-26-13 4-30-13

545 Rebar/Embeds on deck 8 0% 4-27-13 5-4-13

2012

2013

2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 16 of 39 YATES CONSTRUCTION

Remaining Work Milestone 9-28-12 Data Date 9-10-12

Activity ID Activity Name Original Duration % Start Finish

Duration Complete

546 Place and Finish Deck 1 0% 5-6-13 5-6-13

547 Columns/Verticals to next level 4 0% 5-6-13 5-9-13

Pour 2 17 0% 5-9-13 5-24-13

548 Form Deck 8 0% 5-9-13 5-16-13

549 MEP rough in thru deck 4 0% 5-10-13 5-14-13

550 Rebar/Embeds on deck 8 0% 5-13-13 5-20-13

551 Place and Finish Deck 1 0% 5-20-13 5-21-13

552 Columns/Verticals to next level 4 0% 5-21-13 5-24-13

Pour Strip 6 0% 6-3-13 6-8-13

553 Form Pour Strip 3 0% 6-3-13 6-6-13

554 Reinforce Pour strip 2 0% 6-6-13 6-7-13

555 Place and Finish Strip 1 0% 6-7-13 6-8-13

Exterior Finishes 342 0% 6-11-13 4-25-14

342 0% 6-11-13 4-25-14

993 Exterior Framing 12 0% 6-11-13 6-21-13

994 Exterior Sheating 12 0% 6-12-13 6-24-13

995 InstallWindows/Doors 12 0% 6-14-13 6-25-13

996 Waterproofing 12 0% 6-17-13 6-27-13

997 Stucco scratch coat 15 0% 7-25-13 8-8-13

998 Stucco intermediate coat 15 0% 8-1-13 8-15-13

999 Stucco Final coat 8 0% 3-18-14 3-25-14

1000 Caulking/sealing 10 0% 3-25-14 4-3-14

1001 Balcony Flooring?? 10 0% 4-3-14 4-12-14

1002 Handrails 8 0% 4-12-14 4-19-14

1003 Final Paint/Touch up 6 0% 4-21-14 4-25-14

Interior Finishes 60 0% 11-18-13 1-11-14

60 0% 11-18-13 1-11-14

739 Interior Finishes 60 0% 11-18-13 1-11-14

Eleventh level 368 0% 5-10-13 4-18-14

368 0% 5-10-13 4-18-14

Structural 49 0% 5-10-13 6-25-13

Pour 1 17 0% 5-10-13 5-25-13

556 Form Deck 8 0% 5-10-13 5-17-13

557 MEP rough in thru deck 4 0% 5-11-13 5-15-13

558 Rebar/Embeds on deck 8 0% 5-14-13 5-21-13

559 Place and Finish Deck 1 0% 5-21-13 5-22-13

560 Columns/Verticals to next level 4 0% 5-22-13 5-25-13

Pour 2 17 0% 5-24-13 6-10-13

561 Form Deck 8 0% 5-24-13 6-1-13

562 MEP rough in thru deck 4 0% 5-27-13 5-30-13

2012 2013 2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 17 of 39 YATES CONSTRUCTION

Remaining Work Milestone 9-28-12 Data Date 9-10-12

Activity ID Activity Name Original Duration % Start Finish

Duration Complete

563 Rebar/Embeds on deck 8 0% 5-29-13 6-5-13

564 Place and Finish Deck 1 0% 6-5-13 6-6-13

565 Columns/Verticals to next level 4 0% 6-6-13 6-10-13

Pour Strip 6 0% 6-19-13 6-25-13

566 Form Pour Strip 3 0% 6-19-13 6-21-13

567 Reinforce Pour strip 2 0% 6-21-13 6-24-13

568 Place and Finish Strip 1 0% 6-24-13 6-25-13

Exterior Finishes 322 0% 6-21-13 4-18-14

322 0% 6-21-13 4-18-14

1004 Exterior Framing 12 0% 6-21-13 7-3-13

1005 Exterior Sheating 12 0% 6-24-13 7-4-13

1006 InstallWindows/Doors 12 0% 6-26-13 7-6-13

1007 Waterproofing 12 0% 6-27-13 7-9-13

1008 Stucco scratch coat 15 0% 8-8-13 8-22-13

1009 Stucco intermediate coat 15 0% 8-15-13 8-29-13

1010 Stucco Final coat 8 0% 3-10-14 3-18-14

1011 Caulking/sealing 10 0% 3-18-14 3-27-14

1012 Balcony Flooring?? 10 0% 3-27-14 4-5-14

1013 Handrails 8 0% 4-5-14 4-12-14

1014 Final Paint/Touch up 6 0% 4-12-14 4-18-14

Interior Finishes 60 0% 12-6-13 1-30-14

60 0% 12-6-13 1-30-14

873 Interior Finishes 60 0% 12-6-13 1-30-14

Twelveth Level 343 0% 5-25-13 4-10-14

343 0% 5-25-13 4-10-14

Structural 43 0% 5-25-13 7-4-13

Pour 1 10 0% 5-25-13 6-4-13

569 Form Deck 6 0% 5-25-13 5-31-13

570 MEP rough in thru deck 2 0% 5-28-13 5-29-13

571 Rebar/Embeds on deck 4 0% 5-28-13 5-31-13

572 Place and Finish Deck 1 0% 5-31-13 6-1-13

573 Columns/Verticals to next level 3 0% 6-1-13 6-4-13

Pour 2 10 0% 6-10-13 6-19-13

574 Form Deck 6 0% 6-10-13 6-15-13

575 MEP rough in thru deck 2 0% 6-12-13 6-13-13

576 Rebar/Embeds on deck 4 0% 6-12-13 6-15-13

577 Place and Finish Deck 1 0% 6-15-13 6-15-13

578 Columns/Verticals to next level 3 0% 6-17-13 6-19-13

Pour Strip 6 0% 6-29-13 7-4-13

579 Form Pour Strip 3 0% 6-29-13 7-2-13

2012 2013 2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 18 of 39 YATES CONSTRUCTION

Remaining Work Milestone 9-28-12 Data Date 9-10-12

Activity ID Activity Name Original Duration % Start Finish

Duration Complete

580 Reinforce Pour strip 2 0% 7-2-13 7-4-13

581 Place and Finish Strip 1 0% 7-4-13 7-4-13

Exterior Finishes 302 0% 7-3-13 4-10-14

302 0% 7-3-13 4-10-14

1015 Exterior Framing 12 0% 7-3-13 7-13-13

1016 Exterior Sheating 12 0% 7-5-13 7-16-13

1017 InstallWindows/Doors 12 0% 7-6-13 7-18-13

1018 Waterproofing 12 0% 7-9-13 7-19-13

1019 Stucco scratch coat 15 0% 8-22-13 9-5-13

1020 Stucco intermediate coat 15 0% 8-29-13 9-12-13

1021 Stucco Final coat 8 0% 3-3-14 3-10-14

1022 Caulking/sealing 10 0% 3-10-14 3-19-14

1023 Balcony Flooring?? 10 0% 3-19-14 3-28-14

1024 Handrails 8 0% 3-28-14 4-5-14

1025 Final Paint/Touch up 6 0% 4-5-14 4-10-14

Interior Finishes 60 0% 12-25-13 2-18-14

60 0% 12-25-13 2-18-14

874 Interior Finishes 60 0% 12-25-13 2-18-14

Thirteenth Level 325 0% 6-4-13 4-3-14

325 0% 6-4-13 4-3-14

Structural 43 0% 6-4-13 7-13-13

Pour 1 10 0% 6-4-13 6-13-13

582 Form Deck 6 0% 6-4-13 6-10-13

583 MEP rough in thru deck 2 0% 6-6-13 6-7-13

584 Rebar/Embeds on deck 4 0% 6-6-13 6-10-13

585 Place and Finish Deck 1 0% 6-10-13 6-11-13

586 Columns/Verticals to next level 3 0% 6-11-13 6-13-13

Pour 2 10 0% 6-19-13 6-28-13

587 Form Deck 6 0% 6-19-13 6-25-13

588 MEP rough in thru deck 2 0% 6-21-13 6-22-13

589 Rebar/Embeds on deck 4 0% 6-21-13 6-25-13

590 Place and Finish Deck 1 0% 6-25-13 6-25-13

591 Columns/Verticals to next level 3 0% 6-26-13 6-28-13

Pour Strip 6 0% 7-9-13 7-13-13

592 Form Pour Strip 3 0% 7-9-13 7-11-13

593 Reinforce Pour strip 2 0% 7-11-13 7-13-13

594 Place and Finish Strip 1 0% 7-13-13 7-13-13

Exterior Finishes 282 0% 7-15-13 4-3-14

282 0% 7-15-13 4-3-14

1026 Exterior Framing 12 0% 7-15-13 7-25-13

2012 2013 2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 19 of 39 YATES CONSTRUCTION

Remaining Work Milestone 9-28-12 Data Date 9-10-12

Activity ID Activity Name Original Duration % Start Finish

Duration Complete

1027 Exterior Sheating 12 0% 7-16-13 7-27-13

1028 InstallWindows/Doors 12 0% 7-18-13 7-29-13

1029 Waterproofing 12 0% 7-19-13 7-31-13

1030 Stucco scratch coat 15 0% 9-5-13 9-19-13

1031 Stucco intermediate coat 15 0% 9-12-13 9-26-13

1032 Stucco Final coat 8 0% 2-24-14 3-3-14

1033 Caulking/sealing 10 0% 3-3-14 3-12-14

1034 Balcony Flooring?? 10 0% 3-12-14 3-21-14

1035 Handrails 8 0% 3-21-14 3-28-14

1036 Final Paint/Touch up 6 0% 3-28-14 4-3-14

Interior Finishes 60 0% 1-13-14 3-8-14

60 0% 1-13-14 3-8-14

877 Interior finishes 60 0% 1-13-14 3-8-14

Fourteenth Level 308 0% 6-13-13 3-27-14

308 0% 6-13-13 3-27-14

Structural 43 0% 6-13-13 7-23-13

Pour 1 10 0% 6-13-13 6-22-13

595 Form Deck 6 0% 6-13-13 6-19-13

596 MEP rough in thru deck 2 0% 6-15-13 6-17-13

597 Rebar/Embeds on deck 4 0% 6-15-13 6-19-13

598 Place and Finish Deck 1 0% 6-19-13 6-20-13

599 Columns/Verticals to next level 3 0% 6-20-13 6-22-13

Pour 2 10 0% 6-28-13 7-8-13

600 Form Deck 6 0% 6-28-13 7-4-13

601 MEP rough in thru deck 2 0% 7-1-13 7-2-13

602 Rebar/Embeds on deck 4 0% 7-1-13 7-4-13

603 Place and Finish Deck 1 0% 7-4-13 7-4-13

604 Columns/Verticals to next level 3 0% 7-5-13 7-8-13

Pour Strip 6 0% 7-18-13 7-23-13

605 Form Pour Strip 3 0% 7-18-13 7-20-13

606 Reinforce Pour strip 2 0% 7-20-13 7-23-13

607 Place and Finish Strip 1 0% 7-23-13 7-23-13

Exterior Finishes 262 0% 7-25-13 3-27-14

262 0% 7-25-13 3-27-14

1037 Exterior Framing 12 0% 7-25-13 8-6-13

1038 Exterior Sheating 12 0% 7-27-13 8-7-13

1039 InstallWindows/Doors 12 0% 7-29-13 8-9-13

1040 Waterproofing 12 0% 7-31-13 8-10-13

1041 Stucco scratch coat 15 0% 9-19-13 10-3-13

1042 Stucco intermediate coat 15 0% 9-26-13 10-10-13

2012 2013 2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 20 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12 YATES CONSTRUCTION

Activity ID Activity Name Original Duration % Start Finish

Duration Complete

1043 Stucco Final coat 8 0% 2-15-14 2-22-14

1044 Caulking/sealing 10 0% 2-24-14 3-4-14

1045 Balcony Flooring?? 10 0% 3-5-14 3-13-14

1046 Handrails 8 0% 3-14-14 3-21-14

1047 Final Paint/Touch up 6 0% 3-21-14 3-27-14

Interior Finishes 60 0% 1-31-14 3-27-14

60 0% 1-31-14 3-27-14

878 Interior Finishes 60 0% 1-31-14 3-27-14 Fifteenth Level 318 0% 6-22-13 4-15-14

318 0% 6-22-13 4-15-14

Structural 43 0% 6-22-13 8-1-13

Pour 1 10 0% 6-22-13 7-2-13

608 Form Deck 6 0% 6-22-13 6-28-13

609 MEP rough in thru deck 2 0% 6-25-13 6-26-13

610 Rebar/Embeds on deck 4 0% 6-25-13 6-28-13

611 Place and Finish Deck 1 0% 6-28-13 6-29-13

612 Columns/Verticals to next level 3 0% 6-29-13 7-2-13

Pour 2 10 0% 7-8-13 7-17-13

613 Form Deck 6 0% 7-8-13 7-13-13

614 MEP rough in thru deck 2 0% 7-10-13 7-11-13

615 Rebar/Embeds on deck 4 0% 7-10-13 7-13-13

616 Place and Finish Deck 1 0% 7-13-13 7-13-13

617 Columns/Verticals to next level 3 0% 7-15-13 7-17-13

Pour Strip 6 0% 7-27-13 8-1-13

618 Form Pour Strip 3 0% 7-27-13 7-30-13

619 Reinforce Pour strip 2 0% 7-30-13 8-1-13

620 Place and Finish Strip 1 0% 8-1-13 8-1-13

Exterior Finishes 242 0% 8-6-13 3-19-14

242 0% 8-6-13 3-19-14

1048 Exterior Framing 12 0% 8-6-13 8-16-13

1049 Exterior Sheating 12 0% 8-7-13 8-19-13

1050 InstallWindows/Doors 12 0% 8-9-13 8-20-13

1051 Waterproofing 12 0% 8-12-13 8-22-13

1052 Stucco scratch coat 15 0% 10-3-13 10-17-13

1053 Stucco intermediate coat 15 0% 10-10-13 10-24-13

1054 Stucco Final coat 8 0% 2-8-14 2-15-14

1055 Caulking/sealing 10 0% 2-15-14 2-25-14

1056 Balcony Flooring?? 10 0% 2-25-14 3-6-14

1057 Handrails 8 0% 3-6-14 3-13-14

1058 Final Paint/Touch up 6 0% 3-14-14 3-19-14

2012 2013 2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work

Remaining Work Milestone 9-28-12

Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration % Start Finish

Duration Complete

Interior Finishes 60 0% 2-19-14 4-15-14

60 0% 2-19-14 4-15-14

881 Interior Finishes 60 0% 2-19-14 4-15-14

Sixteenth Level 328 0% 7-2-13 5-3-14

328 0% 7-2-13 5-3-14

Structural 43 0% 7-2-13 8-10-13

Pour 1 10 0% 7-2-13 7-11-13

621 Form Deck 6 0% 7-2-13 7-8-13

622 MEP rough in thru deck 2 0% 7-4-13 7-5-13

623 Rebar/Embeds on deck 4 0% 7-4-13 7-8-13

624 Place and Finish Deck 1 0% 7-8-13 7-9-13

625 Columns/Verticals to next level 3 0% 7-9-13 7-11-13

Pour 2 10 0% 7-17-13 7-26-13 626 Form Deck 6 0% 7-17-13 7-23-13

627 MEP rough in thru deck 2 0% 7-19-13 7-20-13

628 Rebar/Embeds on deck 4 0% 7-19-13 7-23-13

629 Place and Finish Deck 1 0% 7-23-13 7-23-13

630 Columns/Verticals to next level 3 0% 7-24-13 7-26-13

Pour Strip 6 0% 8-6-13 8-10-13

631 Form Pour Strip 3 0% 8-6-13 8-8-13

632 Reinforce Pour strip 2 0% 8-8-13 8-10-13

633 Place and Finish Strip 1 0% 8-10-13 8-10-13

Exterior Finishes 222 0% 8-16-13 3-12-14

222 0% 8-16-13 3-12-14

1059 Exterior Framing 12 0% 8-16-13 8-28-13

1060 Exterior Sheating 12 0% 8-19-13 8-29-13

1061 InstallWindows/Doors 12 0% 8-21-13 8-31-13

1062 Waterproofing 12 0% 8-22-13 9-3-13

1063 Stucco scratch coat 15 0% 10-17-13 10-31-13

1064 Stucco intermediate coat 15 0% 10-24-13 11-7-13

1065 Stucco Final coat 8 0% 1-31-14 2-8-14

1066 Caulking/sealing 10 0% 2-8-14 2-18-14

1067 Balcony Flooring?? 10 0% 2-18-14 2-27-14

1068 Handrails 8 0% 2-27-14 3-6-14

1069 Final Paint/Touch up 6 0% 3-6-14 3-12-14

Interior Finishes 60 0% 3-10-14 5-3-14

60 0% 3-10-14 5-3-14

882 Interior Finishes 60 0% 3-10-14 5-3-14

Seventeenth Level 338 0% 7-11-13 5-22-14

338 0% 7-11-13 5-22-14

2012 2013 2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work

Remaining Work Milestone 9-28-12

Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration % Start Finish

Duration Complete

Structural 43 0% 7-11-13 8-20-13

Pour 1 10 0% 7-11-13 7-20-13

634 Form Deck 6 0% 7-11-13 7-17-13

635 MEP rough in thru deck 2 0% 7-13-13 7-15-13

636 Rebar/Embeds on deck 4 0% 7-13-13 7-17-13

637 Place and Finish Deck 1 0% 7-17-13 7-18-13

638 Columns/Verticals to next level 3 0% 7-18-13 7-20-13

Pour 2 10 0% 7-26-13 8-5-13

639 Form Deck 6 0% 7-26-13 8-1-13

640 MEP rough in thru deck 2 0% 7-29-13 7-30-13

641 Rebar/Embeds on deck 4 0% 7-29-13 8-1-13

642 Place and Finish Deck 1 0% 8-1-13 8-1-13

643 Columns/Verticals to next level 3 0% 8-2-13 8-5-13

Pour Strip 6 0% 8-15-13 8-20-13

644 Form Pour Strip 3 0% 8-15-13 8-17-13

645 Reinforce Pour strip 2 0% 8-17-13 8-20-13

646 Place and Finish Strip 1 0% 8-20-13 8-20-13

Exterior Finishes 202 0% 8-28-13 3-4-14

202 0% 8-28-13 3-4-14

1071 Exterior Framing 12 0% 8-28-13 9-7-13

1072 Exterior Sheating 12 0% 8-30-13 9-10-13

1073 InstallWindows/Doors 12 0% 8-31-13 9-12-13

1074 Waterproofing 12 0% 9-3-13 9-13-13

1075 Stucco scratch coat 15 0% 10-31-13 11-14-13

1076 Stucco intermediate coat 15 0% 11-7-13 11-21-13

1077 Stucco Final coat 8 0% 1-24-14 1-31-14

1078 Caulking/sealing 10 0% 1-31-14 2-10-14

1079 Balcony Flooring?? 10 0% 2-10-14 2-19-14

1080 Handrails 8 0% 2-19-14 2-27-14

1081 Final Paint/Touch up 6 0% 2-27-14 3-4-14

Interior Finishes 60 0% 3-28-14 5-22-14

60 0% 3-28-14 5-22-14

885 Interior Finishes 60 0% 3-28-14 5-22-14

Eighteenth Level 348 0% 7-20-13 6-10-14

348 0% 7-20-13 6-10-14

Structural 43 0% 7-20-13 8-29-13

Pour 1 10 0% 7-20-13 7-30-13

647 Form Deck 6 0% 7-20-13 7-26-13

648 MEP rough in thru deck 2 0% 7-23-13 7-24-13

649 Rebar/Embeds on deck 4 0% 7-23-13 7-26-13

2012 2013 2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work

Critical Remaining Work

Remaining Work Milestone 9-28-12

Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration % Start Finish

Duration Complete

650 Place and Finish Deck 1 0% 7-26-13 7-27-13

651 Columns/Verticals to next level 3 0% 7-27-13 7-30-13

Pour 2 10 0% 8-5-13 8-14-13

652 Form Deck 6 0% 8-5-13 8-10-13

653 MEP rough in thru deck 2 0% 8-7-13 8-8-13

654 Rebar/Embeds on deck 4 0% 8-7-13 8-10-13 655

Place and Finish Deck 1 0% 8-10-13 8-10-13

656 Columns/Verticals to next level 3 0% 8-12-13 8-14-13

Pour Strip 6 0% 8-24-13 8-29-13

657 Form Pour Strip 3 0% 8-24-13 8-27-13

658 Reinforce Pour strip 2 0% 8-27-13 8-29-13

659 Place and Finish Strip 1 0% 8-29-13 8-29-13

Exterior Finishes 182 0% 9-9-13 2-25-14 182 0% 9-9-13 2-25-14

1082 Exterior Framing 12 0% 9-9-13 9-19-13 1083

Exterior Sheating 12 0% 9-10-13 9-21-13

1084 InstallWindows/Doors 12 0% 9-12-13 9-23-13

1085 Waterproofing 12 0% 9-13-13 9-25-13

1086 Stucco scratch coat 15 0% 11-14-13 11-28-13

1087 Stucco intermediate coat 15 0% 11-21-13 12-5-13

1088 Stucco Final coat 8 0% 1-17-14 1-24-14

1089 Caulking/sealing 10 0% 1-24-14 2-3-14

1090 Balcony Flooring?? 10 0% 2-3-14 2-12-14

1091 Handrails 8 0% 2-12-14 2-19-14

1092 Final Paint/Touch up 6 0% 2-19-14 2-25-14

Interior Finishes 60 0% 4-16-14 6-10-14 60 0% 4-16-14 6-10-14

886 Interior Finishes 60 0% 4-16-14 6-10-14

Nineteenth Level 358 0% 7-30-13 6-28-14 358 0% 7-30-13 6-28-14

Structural 43 0% 7-30-13 9-7-13

Pour 1 10 0% 7-30-13 8-8-13

660 Form Deck 6 0% 7-30-13 8-5-13

661 MEP rough in thru deck 2 0% 8-1-13 8-2-13

662 Rebar/Embeds on deck 4 0% 8-1-13 8-5-13

663 Place and Finish Deck 1 0% 8-5-13 8-6-13

664 Columns/Verticals to next level 3 0% 8-6-13 8-8-13

Pour 2 10 0% 8-14-13 8-23-13

665 Form Deck 6 0% 8-14-13 8-20-13

666 MEP rough in thru deck 2 0% 8-16-13 8-17-13

2012 2013 2014 J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work

Remaining Work Milestone 9-28-12

Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration % Start Finish

Duration Complete

667 Rebar/Embeds on deck 4 0% 8-16-13 8-20-13

668 Place and Finish Deck 1 0% 8-20-13 8-20-13

669 Columns/Verticals to next level 3 0% 8-21-13 8-23-13

Pour Strip 6 0% 9-3-13 9-7-13

670 Form Pour Strip 3 0% 9-3-13 9-5-13

671 Reinforce Pour strip 2 0% 9-5-13 9-7-13

672 Place and Finish Strip 1 0% 9-7-13 9-7-13

Exterior Finishes 162 0% 9-19-13 2-18-14 162 0% 9-19-13 2-18-14

1093 Exterior Framing 12 0% 9-19-13 10-1-13

1094 Exterior Sheating 12 0% 9-21-13 10-2-13

1095 InstallWindows/Doors 12 0% 9-23-13 10-4-13

1096 Waterproofing 12 0% 9-25-13 10-5-13

1097 Stucco scratch coat 15 0% 11-28-13 12-12-13

1098 Stucco intermediate coat 15 0% 12-5-13 12-19-13

1099 Stucco Final coat 8 0% 1-9-14 1-16-14

1100 Caulking/sealing 10 0% 1-17-14 1-25-14

1101 Balcony Flooring?? 10 0% 1-27-14 2-4-14

1102 Handrails 8 0% 2-5-14 2-12-14

1103 Final Paint/Touch up 6 0% 2-12-14 2-18-14

Interior Finishes 60 0% 5-5-14 6-28-14 60 0% 5-5-14 6-28-14

889 Interior Finishes 60 0% 5-5-14 6-28-14

Twentieth Level (Mech) 364 0% 8-8-13 7-14-14 364 0% 8-8-13 7-14-14

Structural 43 0% 8-8-13 9-17-13

Pour 1 10 0% 8-8-13 8-17-13

673 Form Deck 6 0% 8-8-13 8-14-13

674 MEP rough in thru deck 2 0% 8-10-13 8-12-13

675 Rebar/Embeds on deck 4 0% 8-10-13 8-14-13

676 Place and Finish Deck 1 0% 8-14-13 8-15-13

677 Columns/Verticals to next level 3 0% 8-15-13 8-17-13

Pour 2 10 0% 8-23-13 9-2-13

678 Form Deck 6 0% 8-23-13 8-29-13

679 MEP rough in thru deck 2 0% 8-26-13 8-27-13

680 Rebar/Embeds on deck 4 0% 8-26-13 8-29-13

681 Place and Finish Deck 1 0% 8-29-13 8-29-13

682 Columns/Verticals to next level 3 0% 8-30-13 9-2-13

Pour Strip 6 0% 9-12-13 9-17-13

683 Form Pour Strip 3 0% 9-12-13 9-14-13

2012 2013 2014 J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work

Remaining Work Milestone 9-28-12

Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration % Start Finish Duration Complete

684 Reinforce Pour strip 2 0% 9-14-13 9-17-13

685 Place and Finish Strip 1 0% 9-17-13 9-17-13

Exterior Finishes 142 0% 10-1-13 2-10-14

142 0% 10-1-13 2-10-14

1104 Exterior Framing 12 0% 10-1-13 10-11-13

1105 Exterior Sheating 12 0% 10-2-13 10-14-13

1106 InstallWindows/Doors 12 0% 10-4-13 10-15-13

1107 Waterproofing 12 0% 10-7-13 10-17-13

1108 Stucco scratch coat 15 0% 12-12-13 12-26-13

1109 Stucco intermediate coat 15 0% 12-19-13 1-2-14

1110 Stucco Final coat 8 0% 1-2-14 1-9-14

1111 Caulking/sealing 10 0% 1-9-14 1-18-14

1112 Balcony Flooring?? 10 0% 1-18-14 1-28-14

1113 Handrails 8 0% 1-28-14 2-4-14

1114 Final Paint/Touch up 6 0% 2-5-14 2-10-14

Interior Finishes 60 0% 5-19-14 7-14-14

60 0% 5-19-14 7-14-14

890 Interior Finishes 60 0% 5-19-14 7-14-14

Roof Level 136 0% 8-17-13 12-23-13

136 0% 8-17-13 12-23-13

Structural 49 0% 8-17-13 10-2-13

Pour 1 17 0% 8-17-13 9-3-13

686 Form Deck 8 0% 8-17-13 8-24-13

687 MEP rough in thru deck 4 0% 8-20-13 8-23-13

688 Rebar/Embeds on deck 8 0% 8-21-13 8-29-13

689 Place and Finish Deck 1 0% 8-29-13 8-29-13

690 Columns/Verticals to next level 4 0% 8-30-13 9-3-13

Pour 2 17 0% 9-2-13 9-17-13

691 Form Deck 8 0% 9-2-13 9-9-13

692 MEP rough in thru deck 4 0% 9-4-13 9-7-13

693 Rebar/Embeds on deck 8 0% 9-5-13 9-12-13

694 Place and Finish Deck 1 0% 9-13-13 9-13-13

695 Columns/Verticals to next level 4 0% 9-13-13 9-17-13

Pour Strip 6 0% 9-27-13 10-2-13

696 Form Pour Strip 3 0% 9-27-13 9-30-13

697 Reinforce Pour strip 2 0% 9-30-13 10-1-13

698 Place and Finish Strip 1 0% 10-2-13 10-2-13

Exterior Finishes 96 0% 9-24-13 12-23-13

96 0% 9-24-13 12-23-13

892 Set Mechanical Units 6 0% 9-24-13 9-30-13

2012 2013 2014 J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 26 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration % Start Finish Duration Complete

1070 Roofing Systems 45 0% 9-30-13 11-11-13

1247 Roof Amenities/Teming Items 60 0% 10-28-13 12-23-13

Roof Overrun 94 0% 9-3-13 11-29-13

94 0% 9-3-13 11-29-13

Structural 23 0% 9-3-13 9-24-13

Pour 1 7 0% 9-3-13 9-9-13

699 Form Deck 6 0% 9-3-13 9-7-13

700 MEP rough in thru deck 2 0% 9-4-13 9-6-13

701 Rebar/Embeds on deck 4 0% 9-4-13 9-7-13

702 Place and Finish Deck 1 0% 9-9-13 9-9-13

Pour 2 7 0% 9-18-13 9-24-13

704 Form Deck 6 0% 9-18-13 9-23-13

705 MEP rough in thru deck 2 0% 9-19-13 9-21-13

706 Rebar/Embeds on deck 4 0% 9-19-13 9-23-13

707 Place and Finish Deck 1 0% 9-23-13 9-24-13

Exterior Finishes 20 0% 11-11-13 11-29-13

20 0% 11-11-13 11-29-13

893 Roofing systems 20 0% 11-11-13 11-29-13

BUFFET/BOH/CENTRAL PLANT 500 0% 11-1-12 3-15-14

Podium level (1st floor) 500 0% 11-1-12 3-15-14

500 0% 11-1-12 3-15-14

500 0% 11-1-12 3-15-14

500 0% 11-1-12 3-15-14

0188 Site Preparation 20 0% 11-1-12* 11-20-12

0189 Piling 28 0% 11-21-12 12-19-12

0190 Pile caps 28 0% 12-1-12 12-29-12

0191 Slab on grade 45 0% 12-15-12 1-29-13

0192 Structural Steel Erection 70 0% 1-29-13 4-9-13

0194 Exterior Cladding/ Finishes 150 0% 3-5-13 8-2-13

0196 Roofing 60 0% 4-9-13 6-8-13

0193 Set Mechanical Equipment 20 0% 5-8-13 5-27-13

0195 Central Plant operational 60 0% 5-28-13 7-26-13

0197 Interior Rough In/ Finishes/Fit out 270 0% 6-8-13 3-5-14

0198 Kitchen Equipment 60 0% 8-7-13 10-6-13

0199 Theatrical Equipment/Lighting 90 0% 10-6-13 1-4-14

0200 Clean/Punch 20 0% 2-13-14 3-5-14

0201 FFE installation 30 0% 2-13-14 3-15-14

0202 TCO/Training/ Turnover Facility 30 0% 2-13-14 3-15-14

2012 2013 2014 J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 27 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration % Start Finish Duration Complete

MAIN ENTRANCE/ LOBBY/PORTE COCHERE 476 0% 11-21-12 3-11-14

Podium level (1st floor) 476 0% 11-21-12 3-11-14

476 0% 11-21-12 3-11-14

476 0% 11-21-12 3-11-14

476 0% 11-21-12 3-11-14

0203 Site Preparation 20 0% 11-21-12 12-10-12

0204 Piling 20 0% 12-19-12 1-8-13

0205 Pile caps 20 0% 12-29-12 1-18-13

0206 Slab on grade 30 0% 1-29-13 2-28-13

0207 Structural Steel Erection 56 0% 4-9-13 6-4-13

0208 Exterior Cladding/ Finishes 150 0% 5-14-13 10-11-13

0209 Roofing 60 0% 6-4-13 8-3-13

0210 Interior Rough In/ Finishes/Fit out

220 0% 8-3-13 3-11-14

0211 Clean/Punch 20 0% 2-19-14 3-11-14

0212 FFE installation 20 0% 2-19-14 3-11-14

0213 TCO/Training/ Turnover Facility 20 0% 2-19-14 3-11-14

PARKING GARAGE 256 0% 12-19-12 9-1-13

256 0% 12-19-12 9-1-13

256 0% 12-19-12 9-1-13

Structural 256 0% 12-19-12 9-1-13

256 0% 12-19-12 9-1-13

0214 Piling 30 0% 12-19-12 1-18-13

0215 Pile caps 30 0% 12-29-12 1-28-13

0216 level 1 structure 30 0% 4-9-13 5-9-13

0217 Complete Level 2 structure 30 0% 5-9-13 6-8-13

0218 Complete level 3 structure 20 0% 6-8-13 6-28-13

0222 Parking Garage Finishes/Fit Out 85 0% 6-8-13 9-1-13

0219 Complete level 4 structure 20 0% 6-28-13 7-18-13

0221 Complete roof structure 20 0% 7-18-13 8-7-13

WEST HOTEL 575 0% 9-22-12 A 3-13-14

Foundations 40 0% 9-22-12 A 10-30-12

40 0% 9-22-12 A 10-30-12

Structural 40 0% 9-22-12 A 10-30-12

40 0% 9-22-12 A 10-30-12

0228 Drive Piles for West Tower 30 15% 9-22-12 A 10-17-12

0325 Pile Caps T1-T7.3 14 0% 10-17-12 10-30-12

Podium level (1st floor) 535 0% 10-30-12 3-13-14

535 0% 10-30-12 3-13-14

Structural 33 0% 10-30-12 11-29-12

2012 2013 2014

J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 28 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration % Start Finish Duration Complete

Pour 1 22 0% 10-30-12 11-20-12

708 Form Deck T1-T3 11 0% 10-30-12 11-9-12

709 MEP rough in thru deck 4 0% 11-1-12 11-5-12

710 Rebar/Embeds on deck 10 0% 11-3-12 11-13-12

711 Place and Finish Deck 1 0% 11-13-12 11-14-12

712 Columns/Verticals to next level 6 0% 11-14-12 11-20-12

Pour 2 22 0% 11-9-12 11-29-12

713 Form Deck T3-T7.3 11 0% 11-9-12 11-20-12

714 MEP rough in thru deck 4 0% 11-12-12 11-15-12

715 Rebar/Embeds on deck 10 0% 11-14-12 11-23-12

716 Place and Finish Deck 1 0% 11-23-12 11-24-12

717 Columns/Verticals to next level 6 0% 11-24-12 11-29-12

Exterior Finishes 335 0% 1-16-13 11-23-13

335 0% 1-16-13 11-23-13

1115 Exterior Framing 12 0% 1-16-13 1-26-13

1116 Exterior Sheating 12 0% 1-17-13 1-29-13

1117 InstallWindows/Doors 12 0% 1-19-13 1-30-13

1118 Waterproofing 12 0% 1-21-13 2-1-13

1119 Stucco scratch coat 15 0% 2-1-13 2-15-13

1120 Stucco intermediate coat 15 0% 2-8-13 2-21-13

1121 Stucco Final coat 8 0% 10-16-13 10-23-13

1122 Caulking/sealing 10 0% 10-23-13 11-1-13

1123 Balcony Flooring?? 10 0% 11-1-13 11-11-13

1124 Handrails 8 0% 11-11-13 11-19-13

1125 Final Paint/Touch up 6 0% 11-19-13 11-23-13

Interior Finishes 90 0% 12-19-13 3-13-14

90 0% 12-19-13 3-13-14

729 Interior Finishes 90 0% 12-19-13 3-13-14

Loft Level 388 0% 11-20-12 11-16-13

388 0% 11-20-12 11-16-13

Structural 28 0% 11-20-12 12-15-12

Pour 1 17 0% 11-20-12 12-5-12

719 Form Deck 8 0% 11-20-12 11-27-12

720 MEP rough in thru deck 4 0% 11-21-12 11-24-12

721 Rebar/Embeds on deck 8 0% 11-23-12 11-30-12

722 Place and Finish Deck 1 0% 11-30-12 12-1-12

723 Columns/Verticals to next level 4 0% 12-1-12 12-5-12

Pour 2 17 0% 11-30-12 12-15-12

724 Form Deck 8 0% 11-30-12 12-7-12

725 MEP rough in thru deck 4 0% 12-1-12 12-5-12

2012 2013 2014 J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 29 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration Duration % Complete Start Finish

726 Rebar/Embeds on deck 8 0% 12-4-12 12-11-12

727 Place and Finish Deck 1 0% 12-11-12 12-12-12

728 Columns/Verticals to next level 4 0% 12-12-12 12-15-12

Exterior Finishes 315 0% 1-26-13 11-16-13

315 0% 1-26-13 11-16-13

1126 Exterior Framing 12 0% 1-26-13 2-7-13

1127 Exterior Sheating 12 0% 1-29-13 2-8-13

1128 InstallWindows/Doors 12 0% 1-30-13 2-11-13

1129 Waterproofing 12 0% 2-1-13 2-12-13

1130 Stucco scratch coat 15 0% 2-15-13 3-1-13

1131 Stucco intermediate coat 15 0% 2-22-13 3-7-13

1132 Stucco Final coat 8 0% 10-9-13 10-16-13

1133 Caulking/sealing 10 0% 10-16-13 10-25-13

1134 Balcony Flooring?? 10 0% 10-25-13 11-4-13

1135 Handrails 8 0% 11-4-13 11-11-13

1136 Final Paint/Touch up 6 0% 11-11-13 11-16-13

Interior Finishes 50 0% 2-13-13 3-30-13

50 0% 2-13-13 3-30-13

731 Interiro Finishes 50 0% 2-13-13 3-30-13

Second Level 363 0% 12-5-12 11-9-13

363 0% 12-5-12 11-9-13

Structural 22 0% 12-5-12 12-26-12

Pour 1 11 0% 12-5-12 12-15-12

740 Form Deck 6 0% 12-5-12 12-11-12

741 MEP rough in thru deck 2 0% 12-7-12 12-8-12

742 Rebar/Embeds on deck 4 0% 12-7-12 12-11-12

743 Place and Finish Deck 1 0% 12-11-12 12-12-12

744 Columns/Verticals to next level 4 0% 12-12-12 12-15-12

Pour 2 11 0% 12-15-12 12-26-12

745 Form Deck 6 0% 12-15-12 12-21-12

746 MEP rough in thru deck 2 0% 12-18-12 12-19-12

747 Rebar/Embeds on deck 4 0% 12-18-12 12-21-12

748 Place and Finish Deck 1 0% 12-21-12 12-22-12

749 Columns/Verticals to next level 4 0% 12-22-12 12-26-12

Exterior Finishes 295 0% 2-7-13 11-9-13

295 0% 2-7-13 11-9-13

1137 Exterior Framing 12 0% 2-7-13 2-18-13

1138 Exterior Sheating 12 0% 2-8-13 2-20-13

1139 InstallWindows/Doors 12 0% 2-11-13 2-21-13

1140 Waterproofing 12 0% 2-13-13 2-23-13

2012 2013 2014 J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 30 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration Duration % Complete Start Finish

1141 Stucco scratch coat 15 0% 3-1-13 3-15-13

1142 Stucco intermediate coat 15 0% 3-8-13 3-21-13

1143 Stucco Final coat 8 0% 10-1-13 10-8-13

1144 Caulking/sealing 10 0% 10-9-13 10-17-13

1145 Balcony Flooring?? 10 0% 10-18-13 10-26-13

1146 Handrails 8 0% 10-28-13 11-4-13

1147 Final Paint/Touch up 6 0% 11-4-13 11-9-13

Interior Finishes 50 0% 2-23-13 4-11-13

50 0% 2-23-13 4-11-13

850 Interior Finishes 50 0% 2-23-13 4-11-13

Third Level 344 0% 12-15-12 11-1-13

344 0% 12-15-12 11-1-13

Structural 22 0% 12-15-12 1-5-13

Pour 1 11 0% 12-15-12 12-26-12

750 Form Deck 6 0% 12-15-12 12-21-12

751 MEP rough in thru deck 2 0% 12-18-12 12-19-12

752 Rebar/Embeds on deck 4 0% 12-18-12 12-21-12

753 Place and Finish Deck 1 0% 12-21-12 12-22-12

754 Columns/Verticals to next level 4 0% 12-22-12 12-26-12

Pour 2 11 0% 12-26-12 1-5-13

755 Form Deck 6 0% 12-26-12 1-1-13

756 MEP rough in thru deck 2 0% 12-28-12 12-29-12

757 Rebar/Embeds on deck 4 0% 12-28-12 1-1-13

758 Place and Finish Deck 1 0% 1-1-13 1-1-13

759 Columns/Verticals to next level 4 0% 1-2-13 1-5-13

Exterior Finishes 275 0% 2-18-13 11-1-13

275 0% 2-18-13 11-1-13

1148 Exterior Framing 12 0% 2-18-13 3-1-13

1149 Exterior Sheating 12 0% 2-20-13 3-2-13

1150 InstallWindows/Doors 12 0% 2-22-13 3-5-13

1151 Waterproofing 12 0% 2-23-13 3-7-13

1152 Stucco scratch coat 15 0% 3-15-13 3-29-13

1153 Stucco intermediate coat 15 0% 3-22-13 4-4-13

1154 Stucco Final coat 8 0% 9-24-13 10-1-13

1155 Caulking/sealing 10 0% 10-1-13 10-10-13

1156 Balcony Flooring?? 10 0% 10-10-13 10-19-13

1157 Handrails 8 0% 10-19-13 10-26-13

1158 Final Paint/Touch up 6 0% 10-28-13 11-1-13

Interior Finishes 50 0% 3-23-13 5-9-13

50 0% 3-23-13 5-9-13

2012 2013 2014 J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 31 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration Duration % Complete Start Finish

853 Interior Finishes 50 0% 3-23-13 5-9-13

Fourth Level 325 0% 12-26-12 10-25-13

325 0% 12-26-12 10-25-13

Structural 22 0% 12-26-12 1-15-13

Pour 1 11 0% 12-26-12 1-5-13

760 Form Deck 6 0% 12-26-12 1-1-13

761 MEP rough in thru deck 2 0% 12-28-12 12-29-12

762 Rebar/Embeds on deck 4 0% 12-28-12 1-1-13

763 Place and Finish Deck 1 0% 1-1-13 1-1-13

764 Columns/Verticals to next level 4 0% 1-2-13 1-5-13

Pour 2 11 0% 1-5-13 1-15-13

765 Form Deck 6 0% 1-5-13 1-10-13

766 MEP rough in thru deck 2 0% 1-7-13 1-9-13

767 Rebar/Embeds on deck 4 0% 1-7-13 1-10-13

768 Place and Finish Deck 1 0% 1-11-13 1-11-13

769 Columns/Verticals to next level 4 0% 1-11-13 1-15-13

Exterior Finishes 255 0% 3-1-13 10-25-13

255 0% 3-1-13 10-25-13

1159 Exterior Framing 12 0% 3-1-13 3-12-13

1160 Exterior Sheating 12 0% 3-4-13 3-14-13

1161 InstallWindows/Doors 12 0% 3-5-13 3-16-13

1162 Waterproofing 12 0% 3-7-13 3-18-13

1163 Stucco scratch coat 15 0% 3-29-13 4-12-13

1164 Stucco intermediate coat 15 0% 4-5-13 4-18-13

1165 Stucco Final coat 8 0% 9-16-13 9-24-13

1166 Caulking/sealing 10 0% 9-24-13 10-3-13

1167 Balcony Flooring?? 10 0% 10-3-13 10-12-13

1168 Handrails 8 0% 10-12-13 10-19-13

1169 Final Paint/Touch up 6 0% 10-19-13 10-25-13

Interior Finishes 50 0% 4-20-13 6-6-13

50 0% 4-20-13 6-6-13

855 Interior finishes 50 0% 4-20-13 6-6-13

Fifth Level 306 0% 1-5-13 10-17-13

306 0% 1-5-13 10-17-13

Structural 22 0% 1-5-13 1-25-13

Pour 1 11 0% 1-5-13 1-15-13

770 Form Deck 6 0% 1-5-13 1-10-13

771 MEP rough in thru deck 2 0% 1-7-13 1-9-13

772 Rebar/Embeds on deck 4 0% 1-7-13 1-10-13

773 Place and Finish Deck 1 0% 1-11-13 1-11-13

2012 2013 2014 J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 32 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration Duration % Complete Start Finish

774 Columns/Verticals to next level 4 0% 1-11-13 1-15-13

Pour 2 11 0% 1-16-13 1-25-13

775 Form Deck 6 0% 1-16-13 1-21-13

776 MEP rough in thru deck 2 0% 1-17-13 1-19-13

777 Rebar/Embeds on deck 4 0% 1-17-13 1-21-13

778 Place and Finish Deck 1 0% 1-21-13 1-22-13

779 Columns/Verticals to next level 4 0% 1-22-13 1-25-13

Exterior Finishes 235 0% 3-13-13 10-17-13

235 0% 3-13-13 10-17-13

1170 Exterior Framing 12 0% 3-13-13 3-23-13

1171 Exterior Sheating 12 0% 3-14-13 3-26-13

1172 InstallWindows/Doors 12 0% 3-16-13 3-27-13

1173 Waterproofing 12 0% 3-18-13 3-29-13

1174 Stucco scratch coat 15 0% 4-12-13 4-26-13

1175 Stucco intermediate coat 15 0% 4-19-13 5-2-13

1176 Stucco Final coat 8 0% 9-9-13 9-16-13

1177 Caulking/sealing 10 0% 9-16-13 9-25-13

1178 Balcony Flooring?? 10 0% 9-25-13 10-4-13

1179 Handrails 8 0% 10-4-13 10-12-13

1180 Final Paint/Touch up 6 0% 10-12-13 10-17-13

Interior Finishes 50 0% 5-18-13 7-4-13

50 0% 5-18-13 7-4-13

857 Interior Finishes 50 0% 5-18-13 7-4-13

Sixth Level 287 0% 1-16-13 10-10-13

287 0% 1-16-13 10-10-13

Structural 22 0% 1-16-13 2-5-13

Pour 1 11 0% 1-16-13 1-25-13

780 Form Deck 6 0% 1-16-13 1-21-13

781 MEP rough in thru deck 2 0% 1-17-13 1-19-13

782 Rebar/Embeds on deck 4 0% 1-17-13 1-21-13

783 Place and Finish Deck 1 0% 1-21-13 1-22-13

784 Columns/Verticals to next level 4 0% 1-22-13 1-25-13

Pour 2 11 0% 1-25-13 2-5-13

785 Form Deck 6 0% 1-25-13 1-31-13

786 MEP rough in thru deck 2 0% 1-28-13 1-29-13

787 Rebar/Embeds on deck 4 0% 1-28-13 1-31-13

788 Place and Finish Deck 1 0% 1-31-13 2-1-13

789 Columns/Verticals to next level 4 0% 2-1-13 2-5-13

Exterior Finishes 215 0% 3-23-13 10-10-13

215 0% 3-23-13 10-10-13

2012 2013 2014 J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 33 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration Duration % Complete Start Finish

1181 Exterior Framing 12 0% 3-23-13 4-4-13

1182 Exterior Sheating 12 0% 3-26-13 4-5-13

1183 InstallWindows/Doors 12 0% 3-27-13 4-8-13

1184 Waterproofing 12 0% 3-29-13 4-9-13

1185 Stucco scratch coat 15 0% 4-26-13 5-10-13

1186 Stucco intermediate coat 15 0% 5-3-13 5-16-13

1187 Stucco Final coat 8 0% 9-2-13 9-9-13

1188 Caulking/sealing 10 0% 9-9-13 9-18-13

1189 Balcony Flooring?? 10 0% 9-18-13 9-27-13

1190 Handrails 8 0% 9-27-13 10-4-13

1191 Final Paint/Touch up 6 0% 10-4-13 10-10-13

Interior Finishes 50 0% 6-15-13 8-1-13

50 0% 6-15-13 8-1-13

859 Interior Finishes 50 0% 6-15-13 8-1-13

Seventh Level 268 0% 1-25-13 10-3-13

268 0% 1-25-13 10-3-13

Structural 22 0% 1-25-13 2-15-13

Pour 1 11 0% 1-25-13 2-5-13

790 Form Deck 6 0% 1-25-13 1-31-13

791 MEP rough in thru deck 2 0% 1-28-13 1-29-13

792 Rebar/Embeds on deck 4 0% 1-28-13 1-31-13

793 Place and Finish Deck 1 0% 1-31-13 2-1-13

794 Columns/Verticals to next level 4 0% 2-1-13 2-5-13

Pour 2 11 0% 2-5-13 2-15-13

795 Form Deck 6 0% 2-5-13 2-11-13

796 MEP rough in thru deck 2 0% 2-7-13 2-8-13

797 Rebar/Embeds on deck 4 0% 2-7-13 2-11-13

798 Place and Finish Deck 1 0% 2-11-13 2-12-13

799 Columns/Verticals to next level 4 0% 2-12-13 2-15-13

Exterior Finishes 195 0% 4-4-13 10-3-13

195 0% 4-4-13 10-3-13

1192 Exterior Framing 12 0% 4-4-13 4-15-13

1193 Exterior Sheating 12 0% 4-5-13 4-17-13

1194 InstallWindows/Doors 12 0% 4-8-13 4-18-13

1195 Waterproofing 12 0% 4-10-13 4-20-13

1196 Stucco scratch coat 15 0% 5-10-13 5-24-13

1197 Stucco intermediate coat 15 0% 5-17-13 5-30-13

1198 Stucco Final coat 8 0% 8-24-13 8-31-13

1199 Caulking/sealing 10 0% 9-2-13 9-10-13

2012 2013 2014 J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 34 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration Duration % Complete Start Finish

1200 Balcony Flooring?? 10 0% 9-11-13 9-19-13

1201 Handrails 8 0% 9-20-13 9-27-13

1202 Final Paint/Touch up 6 0% 9-27-13 10-3-13

Interior Finishes 50 0% 7-13-13 8-29-13

50 0% 7-13-13 8-29-13

861 Interior Finishes 50 0% 7-13-13 8-29-13

Level Eight 250 0% 2-5-13 9-26-13

250 0% 2-5-13 9-26-13

Structural 22 0% 2-5-13 2-26-13

Pour 1 11 0% 2-5-13 2-15-13

800 Form Deck 6 0% 2-5-13 2-11-13

801 MEP rough in thru deck 2 0% 2-7-13 2-8-13

802 Rebar/Embeds on deck 4 0% 2-7-13 2-11-13

803 Place and Finish Deck 1 0% 2-11-13 2-12-13

804 Columns/Verticals to next level 4 0% 2-12-13 2-15-13

Pour 2 11 0% 2-15-13 2-26-13

805 Form Deck 6 0% 2-15-13 2-21-13

806 MEP rough in thru deck 2 0% 2-18-13 2-19-13

807 Rebar/Embeds on deck 4 0% 2-18-13 2-21-13

808 Place and Finish Deck 1 0% 2-21-13 2-21-13

809 Columns/Verticals to next level 4 0% 2-22-13 2-26-13

Exterior Finishes 175 0% 4-15-13 9-25-13

175 0% 4-15-13 9-25-13

1203 Exterior Framing 12 0% 4-15-13 4-26-13

1204 Exterior Sheating 12 0% 4-17-13 4-27-13

1205 InstallWindows/Doors 12 0% 4-19-13 4-30-13

1206 Waterproofing 12 0% 4-20-13 5-2-13

1207 Stucco scratch coat 15 0% 5-24-13 6-7-13

1208 Stucco intermediate coat 15 0% 5-31-13 6-13-13

1209 Stucco Final coat 8 0% 8-17-13 8-24-13

1210 Caulking/sealing 10 0% 8-24-13 9-3-13

1211 Balcony Flooring?? 10 0% 9-3-13 9-12-13

1212 Handrails 8 0% 9-12-13 9-19-13

1213 Final Paint/Touch up 6 0% 9-20-13 9-25-13

Interior Finishes 50 0% 8-10-13 9-26-13

50 0% 8-10-13 9-26-13

863 Interior Finishes 50 0% 8-10-13 9-26-13

Ninth Level 269 0% 2-15-13 10-24-13 269 0% 2-15-13 10-24-13

Structural 22 0% 2-15-13 3-7-13

2012 2013 2014 J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 35 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration Duration % Complete Start Finish

Pour 1 11 0% 2-15-13 2-26-13

810 Form Deck 6 0% 2-15-13 2-21-13

811 MEP rough in thru deck 2 0% 2-18-13 2-19-13

812 Rebar/Embeds on deck 4 0% 2-18-13 2-21-13

813 Place and Finish Deck 1 0% 2-21-13 2-21-13

814 Columns/Verticals to next level 4 0% 2-22-13 2-26-13

Pour 2 11 0% 2-26-13 3-7-13

815 Form Deck 6 0% 2-26-13 3-2-13

816 MEP rough in thru deck 2 0% 2-27-13 3-1-13

817 Rebar/Embeds on deck 4 0% 2-27-13 3-2-13

818 Place and Finish Deck 1 0% 3-4-13 3-4-13

819 Columns/Verticals to next level 4 0% 3-4-13 3-7-13

Exterior Finishes 155 0% 4-26-13 9-18-13 155 0% 4-26-13 9-18-13

1214 Exterior Framing 12 0% 4-26-13 5-7-13

1215 Exterior Sheating 12 0% 4-29-13 5-9-13

1216 InstallWindows/Doors 12 0% 4-30-13 5-11-13

1217 Waterproofing 12 0% 5-2-13 5-13-13

1218 Stucco scratch coat 15 0% 6-7-13 6-21-13

1219 Stucco intermediate coat 15 0% 6-14-13 6-27-13

1220 Stucco Final coat 8 0% 8-9-13 8-17-13

1221 Caulking/sealing 10 0% 8-17-13 8-27-13

1222 Balcony Flooring?? 10 0% 8-27-13 9-5-13

1223 Handrails 8 0% 9-5-13 9-12-13

1224 Final Paint/Touch up 6 0% 9-12-13 9-18-13

Interior Finishes 50 0% 9-7-13 10-24-13

50 0% 9-7-13 10-24-13

865 Interior Finishes 50 0% 9-7-13 10-24-13

Tenth Level 288 0% 2-26-13 11-21-13

288 0% 2-26-13 11-21-13

Structural 22 0% 2-26-13 3-18-13

Pour 1 11 0% 2-26-13 3-7-13

820 Form Deck 6 0% 2-26-13 3-2-13

821 MEP rough in thru deck 2 0% 2-27-13 3-1-13

822 Rebar/Embeds on deck 4 0% 2-27-13 3-2-13

823 Place and Finish Deck 1 0% 3-4-13 3-4-13

824 Columns/Verticals to next level 4 0% 3-4-13 3-7-13

Pour 2 11 0% 3-8-13 3-18-13

825 Form Deck 6 0% 3-8-13 3-13-13

826 MEP rough in thru deck 2 0% 3-9-13 3-12-13

2012 2013 2014 J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 36 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration Duration % Complete Start Finish

827 Rebar/Embeds on deck 4 0% 3-9-13 3-13-13

828 Place and Finish Deck 1 0% 3-13-13 3-14-13

829 Columns/Verticals to next level 4 0% 3-14-13 3-18-13

Exterior Finishes 135 0% 5-8-13 9-10-13 135 0% 5-8-13 9-10-13

1225 Exterior Framing 12 0% 5-8-13 5-18-13

1226 Exterior Sheating 12 0% 5-9-13 5-21-13

1227 InstallWindows/Doors 12 0% 5-11-13 5-22-13

1228 Waterproofing 12 0% 5-13-13 5-24-13

1229 Stucco scratch coat 15 0% 6-21-13 7-5-13

1230 Stucco intermediate coat 15 0% 6-28-13 7-11-13

1231 Stucco Final coat 8 0% 8-2-13 8-9-13

1232 Caulking/sealing 10 0% 8-9-13 8-19-13

1233 Balcony Flooring?? 10 0% 8-19-13 8-28-13

1234 Handrails 8 0% 8-28-13 9-5-13

1235 Final Paint/Touch up 6 0% 9-5-13 9-10-13

Interior Finishes 50 0% 10-5-13 11-21-13

50 0% 10-5-13 11-21-13

866 Interior Finishes 50 0% 10-5-13 11-21-13

Eleventh level 307 0% 3-8-13 12-19-13

307 0% 3-8-13 12-19-13

Structural 22 0% 3-8-13 3-28-13

Pour 1 11 0% 3-8-13 3-18-13

830 Form Deck 6 0% 3-8-13 3-13-13

831 MEP rough in thru deck 2 0% 3-9-13 3-12-13

832 Rebar/Embeds on deck 4 0% 3-9-13 3-13-13

833 Place and Finish Deck 1 0% 3-13-13 3-14-13

834 Columns/Verticals to next level 4 0% 3-14-13 3-18-13

Pour 2 11 0% 3-18-13 3-28-13

835 Form Deck 6 0% 3-18-13 3-23-13

836 MEP rough in thru deck 2 0% 3-20-13 3-21-13

837 Rebar/Embeds on deck 4 0% 3-20-13 3-23-13

838 Place and Finish Deck 1 0% 3-23-13 3-25-13

839 Columns/Verticals to next level 4 0% 3-25-13 3-28-13

Exterior Finishes 115 0% 5-18-13 9-3-13

115 0% 5-18-13 9-3-13

1236 Exterior Framing 12 0% 5-18-13 5-30-13

1237 Exterior Sheating 12 0% 5-21-13 5-31-13

1238 InstallWindows/Doors 12 0% 5-22-13 6-3-13

1239 Waterproofing 12 0% 5-24-13 6-4-13

2012 2013 2014 J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration Duration % Complete Start Finish

1240 Stucco scratch coat 15 0% 7-5-13 7-19-13

1241 Stucco intermediate coat 15 0% 7-12-13 7-25-13

1242 Stucco Final coat 8 0% 7-26-13 8-2-13

1243 Caulking/sealing 10 0% 8-2-13 8-12-13

1244 Balcony Flooring?? 10 0% 8-12-13 8-21-13

1245 Handrails 8 0% 8-21-13 8-28-13

1246 Final Paint/Touch up 6 0% 8-28-13 9-3-13

Interior Finishes 50 0% 11-2-13 12-19-13

50 0% 11-2-13 12-19-13

869 Interior Finishes 50 0% 11-2-13 12-19-13

Roof Level 87 0% 3-18-13 6-7-13

87 0% 3-18-13 6-7-13

Structural 24 0% 3-18-13 4-9-13

Pour 1 17 0% 3-18-13 4-3-13

840 Form Deck 8 0% 3-18-13 3-26-13

841 MEP rough in thru deck 4 0% 3-20-13 3-23-13

842 Rebar/Embeds on deck 8 0% 3-22-13 3-29-13

843 Place and Finish Deck 1 0% 3-29-13 3-30-13

844 Columns/Verticals to next level 4 0% 3-30-13 4-3-13

Pour 2 13 0% 3-28-13 4-9-13

845 Form Deck 8 0% 3-28-13 4-4-13

846 MEP rough in thru deck 4 0% 3-30-13 4-3-13

847 Rebar/Embeds on deck 8 0% 4-1-13 4-9-13

848 Place and Finish Deck 1 0% 4-9-13 4-9-13

Exterior Finishes 59 0% 4-13-13 6-7-13

59 0% 4-13-13 6-7-13

870 Set Mechanical units 4 0% 4-13-13 4-17-13

871 Roofing System 35 0% 4-17-13 5-20-13

872 Roof Amenities/Theming items 30 0% 5-10-13 6-7-13

SPA/CLUBHOUSE/POOL 531 0% 12-22-12 6-6-14

531 0% 12-22-12 6-6-14

531 0% 12-22-12 6-6-14

531 0% 12-22-12 6-6-14

531 0% 12-22-12 6-6-14

0242 Foundations 30 0% 12-22-12* 1-21-13

0243 Slab on grade 30 0% 1-1-13 1-31-13

0244 Structure erection 90 0% 1-21-13 4-21-13

0245 Exterior Cladding/Finishes 150 0% 4-21-13 9-18-13

0246 Interior Rough In/Finishes 220 0% 6-19-13 1-25-14

0250 Pool 150 0% 12-23-13 5-22-14

2012 2013 2014 J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 38 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION

Activity ID Activity Name Original Duration Duration % Complete Start Finish

0247 Clean/Punch 15 0% 5-22-14 6-6-14

0248 FFE installation 10 0% 5-22-14 6-1-14

0249 TCO/Training Turnover Facility 10 0% 5-22-14 6-1-14

GOLF COURSE 535 0% 10-27-12 4-14-14

535 0% 10-27-12 4-14-14

535 0% 10-27-12 4-14-14

535 0% 10-27-12 4-14-14

535 0% 10-27-12 4-14-14

0251 Initial Site Prep/Shaping 180 0% 10-27-12 4-24-13

0252 Drainage/Irrigation/Utilities 120 0% 2-4-13 6-3-13

0253 Final Site Shaping/Traps/Cart Paths 90 0% 3-21-13 6-18-13

0290 Cart Barn 75 0% 3-21-13 6-3-13

0254 Dress Out/Planting/Landscaping/ Growing Season 300 0% 5-20-13 3-15-14

0255 Punch Out 30 0% 3-16-14 4-14-14

SURFACE PARKING/HARDSCAPE/LANDSCAPE 150 0% 10-11-13 3-10-14 150 0% 10-11-13 3-10-14

150 0% 10-11-13 3-10-14

150 0% 10-11-13 3-10-14

150 0% 10-11-13 3-10-14

0256 Surface Parking 150 0% 10-11-13 3-10-14

0257 Paths/ Walkways/Hardscape 120 0% 10-11-13 2-8-14

0258 Landscaping 120 0% 11-10-13 3-10-14

FALCONRY TRAINING AREA 150 0% 5-20-13 10-16-13

150 0% 5-20-13 10-16-13

150 0% 5-20-13 10-16-13

150 0% 5-20-13 10-16-13

150 0% 5-20-13 10-16-13

0259 Falconry Amenities/Buildings

90 0% 5-20-13 8-17-13

0260 landscaping 60 0% 8-18-13 10-16-13

2012 2013 2014 J J A S O N D J F M A M J J A S O N D J F M A M J J A

Actual Work Critical Remaining Work Page 39 of 39

Remaining Work Milestone 9-28-12 Data Date 9-10-12

YATES CONSTRUCTION